                                                    Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended December 31, 2020

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“Boston Properties,” “BXP” or the “Company”) is the largest publicly-traded developer, owner and manager of Class A office properties in the United States, concentrated in five markets -  Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. The Company’s complete portfolio totals 51.2 million square feet and 196 properties, including six properties under construction/redevelopment, and it consists of 177 office properties, 12 retail properties, six residential properties and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants. Boston Properties actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned nine consecutive Global Real Estate Sustainability Benchmark (GRESB) Green Stars and the highest GRESB 5-star Rating. Boston Properties, an S&P 500 Company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. These statements are based on our current expectations of future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statement. These factors include, without limitation, uncertainties and risks related to the impact of the COVID-19 global pandemic, including the duration, scope and severity of the pandemic domestically and internationally; federal, state and local government actions and restrictive measures implemented in response to COVID-19, the effectiveness of such measures and the direct and indirect impact of such measures on our and our tenants' businesses, financial condition, results of operation, cash flows, liquidity and performance, and the U.S. and international economy and economic activity generally; whether new or existing actions/or measures continue to result in increasing unemployment that impact the ability of our residential tenants to generate sufficient income to pay, or make them unwilling to pay, rent in full or at all in a timely manner; the health, continued service and availability of our personnel, including our key personnel and property management teams; the effectiveness or lack of effectiveness of government relief in providing assistance to individuals and large and small businesses, including our tenants, that have suffered significant adverse effects from COVID-19; and the extent of construction delays on our development/redevelopment projects due to work-stoppage orders or disruptions in the supply of materials which could result in our failure to meet the development milestones set forth in any applicable lease agreement, delay the commencement or completion of construction and our anticipated lease-up plans for a development/redevelopment project or our overall development pipeline that may cause returns on investment to be less than projected, and/or increase the costs of construction of new or existing projects. In addition to the risks specific to COVID-19, other factors include, without limitation, the Company’s ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 56.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Sara Buda
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	sbuda@bxp.com
(f) 617.236.3311		(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: 10 and 20 CityPoint, Waltham, MA)

Q4 2020
Table of contents

Q4 2020
Company profile

SNAPSHOT

(as of December 31, 2020)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	196
Total Square Feet (includes unconsolidated joint ventures)	51.2 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1]	173.1 million
Closing Price, at the end of the quarter	$94.53 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	4.1%
Consolidated Market Capitalization [1]	$29.6 billion
BXP’s Share of Market Capitalization [1,2]	$29.6 billion
Senior Debt Ratings	BBB+ (S&P); Baa1 (Moody’s)
STRATEGY

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco and Washington, DC;
•invest in the highest quality buildings (primarily office) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our tenants and (4) develop and manage our assets in the most sustainable manner possible;
•be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing new properties in times of growth and selling assets at attractive prices, resulting in continuous portfolio refreshment;
•ensure a strong balance sheet to maintain consistent access to capital and the resultant ability to make new investments at opportune points in time; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our customers, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors		Management
Joel I. Klein	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Owen D. Thomas	Chief Executive Officer	Douglas T. Linde	President
Douglas T. Linde	President	Raymond A. Ritchey	Senior Executive Vice President
Kelly A. Ayotte	Chair of the Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan
Karen E. Dykstra		Peter D. Johnston	Executive Vice President, Washington, DC Region
Carol B. Einiger		Bryan J. Koop	Executive Vice President, Boston Region
Diane J. Hoskins		Robert E. Pester	Executive Vice President, San Francisco Region
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	John F. Powers	Executive Vice President, New York Region
		Frank D. Burt	Senior Vice President and Chief Legal Officer
David A. Twardock	Chair of Audit Committee	Donna D. Garesche	Senior Vice President and Chief Human Resources Officer
William H. Walton, III
		Michael R. Walsh	Senior Vice President and Chief Accounting Officer
		James J. Whalen	Senior Vice President and Chief Information & Technology Officer

____________________
1For additional detail, see page 29.
2For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q4 2020
Guidance

The Company’s guidance for the first quarter 2021 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and the earnings impact of the events referenced in the Company’s earnings release issued on January 26, 2021 and otherwise referenced during the Company’s conference call scheduled for January 27, 2021.  Except as otherwise publicly disclosed, the estimates do not include any material (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) other possible capital markets activity, (3) possible future write-offs of accounts receivable and accrued rent balances or (4) possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 58. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	First Quarter 2021
	Low	High
Projected EPS (diluted)	$0.53	$0.57
Add:
Projected Company share of real estate depreciation and amortization	1.00	1.00
Projected FFO per share (diluted)	$1.53	$1.57

Q4 2020
COVID-19 Impact

Commencing in March 2020, the COVID-19 pandemic began to negatively impact the United States economy and the Company, and it continues to do so. Set forth below are the details related to the effects of the COVID-19 pandemic to the Company’s operations for the three months ended December 31, 2020.
(unaudited and dollars in thousands)
For the fourth quarter of 2020, Revenue was $665,089 and Net income attributable to Boston Properties, Inc. common shareholders was $7,310. Included in Net income attributable to Boston Properties, Inc. common shareholders for Q4 2020 is:
•a $60,524 non-cash impairment charge related to the Company’s investment in Dock 72, an unconsolidated joint venture property in Brooklyn, New York in which the Company has a 50% interest. The charge is the result of an increase in costs and an extension of the projected period to fully lease the property due to the COVID-19 pandemic, resulting in a lower current fair value.
For the fourth quarter of 2019, Revenue was $757,501 and Net income attributable to Boston Properties, Inc. common shareholders was $140,824.

BXP’s Share of Revenue1 for the fourth quarter of 2020 was $625,972, marking a decrease of $96,675 from $722,647 for Q4 2019. Included in BXP’s Share for Q4 2020 is an aggregate of $63,601 of primarily COVID-19 related decreases consisting of:
•$39,741 of write-offs associated with accrued rent (all of which was included within straight-line rent)2,
•$333 of write-offs associated with accounts receivable2,
•$12,198 decrease in parking and other revenue2, and
•$11,329 decrease due to limited occupancy at our only hotel.

Funds from Operations (“FFO”) attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)1, 3 for Q4 2020 was $236,383, marking a decrease of $86,514 from $322,897 for Q4 2019. Included in Q4 2020 is an aggregate of $56,461 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$39,741 of write-offs associated with accrued rent (all of which was included within straight-line rent)2,
•$333 of write-offs associated with accounts receivable2,
•$12,198 decrease in parking and other revenue2, and
•$4,189 decrease in NOI due to limited occupancy at our only hotel.

BXP’s Share of Same Property NOI (excluding termination income)1, 4 was $357,713, marking a decrease of $63,741 from $421,454 for Q4 2019. Included in Q4 2020 is an aggregate of $47,850 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$31,537 of write-offs associated with accrued rent (all of which was included within straight-line rent)2,
•$292 of write-offs associated with accounts receivable2,
•$11,832 decrease in parking and other revenue2, and
•$4,189 decrease in NOI due to limited occupancy at our only hotel.

BXP’s Share of Same Property NOI (excluding termination income) - cash1, 4 was $355,284, marking a decrease of $27,517 from $382,801 for Q4 2019. Included in Q4 2020 is an aggregate of $32,714 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$16,401 decrease in lease revenue related to COVID-19 cash rent abatements and deferrals2,
•$292 of write-offs associated with accounts receivable2,
•$11,832 decrease in parking and other revenue2, and
•$4,189 decrease in NOI due to limited occupancy at our only hotel.

Funds Available for Distribution (“FAD”)1, 5 was $161,274 for Q4 2020, a decrease of $24,554 from $185,828 for Q4 2019. The distributions to common shareholders and unitholders (excluding any special distributions) were $169,719 for Q4 2020. Included in Q4 2020 is an aggregate of $35,871 of BXP’s Share of primarily COVID-19 related decreases consisting of:
•$19,151 decrease in lease revenue related to COVID-19 cash rent abatements and deferrals2,
•$333 of write-offs associated with accounts receivable2,
•$12,198 decrease in parking and other revenue2, and
•$4,189 decrease in NOI due to limited occupancy at our only hotel.
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For additional information, see page 60.
3For quantitative reconciliations of FFO for the three months ended December 31, 2020 and December 31, 2019, see pages 8 and 67, respectively.
4For a quantitative reconciliation for the three months ended December 31, 2020, see page 13.
5For quantitative reconciliations of FAD for the three months ended December 31, 2020 and December 31, 2019, see pages 10 and 68, respectively.

Q4 2020
Financial highlights

(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Dec-20	30-Sep-20
Net income attributable to Boston Properties, Inc. common shareholders	$7,310	$89,854
Net income attributable to Boston Properties, Inc. per share - diluted	$0.05	$0.58
FFO attributable to Boston Properties, Inc. common shareholders [1]	$213,108	$243,978
Diluted FFO per share [1]	$1.37	$1.57
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$161,274	$153,481

Selected items:
Revenue	$665,089	$693,268
Recoveries from tenants	$99,562	$105,682
Service income from tenants	$1,061	$967
BXP’s Share of revenue [3]	$625,972	$664,711
BXP’s Share of straight-line rent [3]	$(465)	$40,478
BXP’s Share of write-offs associated with accrued rent (all of which was included within straight-line rent) [3]	$(39,741)	$(5,931)
BXP’s Share of write-offs associated with accounts receivable (all of which was included within lease revenue) [3]	$(333)	$(3,790)
BXP’s Share of fair value lease revenue [3,4]	$1,598	$979
BXP’s Share of termination income [3]	$1,227	$2,850
Ground rent expense	$3,451	$3,455
Capitalized interest	$12,552	$13,463
Capitalized wages	$3,303	$3,409
Loss from unconsolidated joint ventures [5]	$(79,700)	$(6,873)
BXP’s share of FFO from unconsolidated joint ventures [6]	$1,980	$13,540
Net income attributable to noncontrolling interests in property partnerships	$13,980	$15,561
FFO attributable to noncontrolling interests in property partnerships [7]	$29,890	$31,394

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$4,365	$5,640
Below-market rents (included within Other Liabilities)	$27,401	$29,272
Accrued rental income liability (included within Other Liabilities)	$125,610	$125,442

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [8]	3.38	3.34
Interest Coverage Ratio (including capitalized interest) [8]	3.04	2.97
Fixed Charge Coverage Ratio [8]	2.44	2.47
BXP’s Share of Net Debt to BXP’s Share of EBITDAre [9]	8.07	7.32
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [10]	(15.1)%	(8.9)%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [10]	(7.2)%	(12.5)%
FAD Payout Ratio [2]	105.24%	110.57%
Operating Margins [(rental revenue - rental expense)/rental revenue]	60.9%	62.2%
Occupancy of In-Service Properties	90.1%	91.1%

Capitalization:
Consolidated Debt	$13,047,758	$13,048,161
BXP’s Share of Debt [11]	$13,006,767	$12,966,235
Consolidated Market Capitalization	$29,610,145	$27,147,609
Consolidated Debt/Consolidated Market Capitalization	44.07%	48.06%
BXP’s Share of Market Capitalization [11]	$29,569,154	$27,065,683
BXP’s Share of Debt/BXP’s Share of Market Capitalization [11]	43.99%	47.91%
_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. common shareholders and Diluted FFO per share, see page 8.
2For a quantitative reconciliation of FAD, see page 10. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5Includes a $60,524 non-cash impairment charge related to the Company’s investment in Dock 72, an unconsolidated joint venture property in Brooklyn, New York in which the Company has a 50% interest. The charge is the result of an increase in costs and an extension of the projected period to fully lease the property due to the COVID-19 pandemic, resulting in a lower current fair value.
6For a quantitative reconciliation for the three months ended December 31, 2020, see page 39.
7For a quantitative reconciliation for the three months ended December 31, 2020, see page 35.
8For a quantitative reconciliation for the three months ended December 31, 2020 and September 30, 2020, see page 33.

Q4 2020
Financial highlights (continued)

9Includes write-offs associated with accrued rent (all of which was included within rental revenue) due to the COVID-19 pandemic. Because annualizing the amount of the write-offs distorts the ratio in such a way that makes period-to-period (including quarterly to annual) comparisons of our leverage more difficult, management believes that annualizing the write-offs is inappropriate in light of the purposes for which it presents these ratios. Excluding these write-offs, BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) would have been 7.26x and 7.21x for the three months ended December 31, 2020 and September 30, 2020, respectively. For additional information and a quantitative reconciliation for the three months ended December 31, 2020 and September 30, 2020, see page 32.
10For a quantitative reconciliation for the three months ended December 31, 2020, see page 13.
11For a quantitative reconciliation for December 31, 2020, see page 29.

Q4 2020
Consolidated Balance Sheets

(unaudited and in thousands)

	31-Dec-20	30-Sep-20
ASSETS
Real estate	21,649,383	$21,554,453
Construction in progress	868,773	769,846
Land held for future development	450,954	446,392
Right of use assets - finance leases	237,393	237,382
Right of use assets - operating leases	146,406	146,973
Less accumulated depreciation	(5,534,102)	(5,413,709)
Total real estate	17,818,807	17,741,337
Cash and cash equivalents	1,668,742	1,714,783
Cash held in escrows	50,587	50,006
Investments in securities	39,457	34,934
Tenant and other receivables, net	77,411	76,330
Related party note receivable, net	77,552	77,592
Notes receivable, net	18,729	25,304
Accrued rental income, net	1,122,502	1,111,078
Deferred charges, net	640,085	644,036
Prepaid expenses and other assets	33,840	106,524
Investments in unconsolidated joint ventures	1,310,478	1,377,291
Total assets	$22,858,190	$22,959,215

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,909,081	$2,912,494
Unsecured senior notes, net	9,639,287	9,636,397
Unsecured line of credit	—	—
Unsecured term loan, net	499,390	499,270
Lease liabilities- finance leases	236,492	233,288
Lease liabilities - operating leases	201,713	201,337
Accounts payable and accrued expenses	336,264	345,959
Dividends and distributions payable	171,082	171,070
Accrued interest payable	106,288	88,826
Other liabilities	412,084	369,932
Total liabilities	14,511,681	14,458,573

Commitments and contingencies	—	—

Redeemable deferred stock units	6,897	5,604
Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding at December 31, 2020 and September 30, 2020	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 155,797,725 and 155,715,200 issued and 155,718,825 and 155,636,300 outstanding at December 31, 2020 and September 30, 2020, respectively	1,557	1,556
Additional paid-in capital	6,356,791	6,348,076
Dividends in excess of earnings	(509,653)	(364,720)
Treasury common stock at cost, 78,900 shares at December 31, 2020 and September 30, 2020	(2,722)	(2,722)
Accumulated other comprehensive loss	(49,890)	(52,622)
Total stockholders’ equity attributable to Boston Properties, Inc.	5,996,083	6,129,568

Noncontrolling interests:
Common units of the Operating Partnership	616,596	634,796
Property partnerships	1,726,933	1,730,674
Total equity	8,339,612	8,495,038

Total liabilities and equity	$22,858,190	$22,959,215

Q4 2020
Consolidated Income Statements [1]

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Dec-20	30-Sep-20
Revenue
Lease	$639,357	$666,674
Parking and other	15,903	16,327
Hotel revenue	464	90
Development and management services	6,356	7,281
Direct reimbursements of payroll and related costs from management services contracts	3,009	2,896
Total revenue	665,089	693,268
Expenses
Operating	117,891	120,833
Real estate taxes	138,308	137,222
Demolition costs	(5)	206
Hotel operating	1,178	3,164
General and administrative [2]	31,053	27,862
Payroll and related costs from management services contracts	3,009	2,896
Transaction costs	277	307
Depreciation and amortization	168,013	166,456
Total expenses	459,724	458,946
Other income (expense)
Loss from unconsolidated joint ventures [3]	(79,700)	(6,873)
Gains (losses) on sales of real estate	5,259	(209)
Gains from investments in securities [2]	4,296	1,858
Interest and other income (loss)	1,676	(45)
Interest expense	(111,991)	(110,993)
Net income	24,905	118,060
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(13,980)	(15,561)
Noncontrolling interest - common units of the Operating Partnership [4]	(990)	(10,020)
Net income attributable to Boston Properties, Inc.	9,935	92,479
Preferred dividends	(2,625)	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$7,310	$89,854

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.05	$0.58
Net income attributable to Boston Properties, Inc. per share - diluted	$0.05	$0.58

_____________
1Commencing in March 2020, the COVID-19 pandemic began to negatively impact the United States economy and the Company, and it continues to do so. For additional detail, see page 60.
2General and administrative expense includes $4.3 million and $1.9 million and Gains from investments in securities include $4.3 million and $1.9 million for the three months ended December 31, 2020 and September 30, 2020, respectively, related to the Company’s deferred compensation plan.
3Includes a $60,524 non-cash impairment charge related to the Company’s investment in Dock 72, an unconsolidated joint venture property in Brooklyn, New York in which the Company has a 50% interest. The charge is the result of an increase in costs and an extension of the projected period to fully lease the property due to the COVID-19 pandemic, resulting in a lower current fair value.
4For additional detail, see page 8.

Q4 2020
Funds from operations (FFO) [1]

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Dec-20	30-Sep-20
Net income attributable to Boston Properties, Inc. common shareholders	$7,310	$89,854
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	990	10,020
Noncontrolling interests in property partnerships	13,980	15,561
Net income	24,905	118,060
Add:
Depreciation and amortization expense	168,013	166,456
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(15,910)	(15,833)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	21,168	20,413
Corporate-related depreciation and amortization	(441)	(444)
Impairment loss on investment in unconsolidated joint venture	60,524	—
Less:
Gain on sale of real estate included within loss from unconsolidated joint ventures	12	—
Gains (losses) on sales of real estate	5,259	(209)
Noncontrolling interests in property partnerships	13,980	15,561
Preferred dividends	2,625	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO) [4]	236,383	270,675
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	23,275	26,697
FFO attributable to Boston Properties, Inc. common shareholders	$213,108	$243,978

Boston Properties, Inc.’s percentage share of Basic FFO	90.15%	90.14%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	9.85%	9.86%
Basic FFO per share	$1.37	$1.57
Weighted average shares outstanding - basic	155,682	155,645
Diluted FFO per share	$1.37	$1.57
Weighted average shares outstanding - diluted	155,731	155,670

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Dec-20	30-Sep-20
Basic FFO	$236,383	$270,675
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	236,383	270,675
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	23,268	26,693
Boston Properties, Inc.’s share of Diluted FFO	$213,115	$243,982

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Dec-20	30-Sep-20
Shares/units for Basic FFO	172,685	172,677
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	49	25
Shares/units for Diluted FFO	172,734	172,702
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,003	17,032
Boston Properties, Inc.’s share of shares/units for Diluted FFO	155,731	155,670

Boston Properties, Inc.’s percentage share of Diluted FFO	90.16%	90.14%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended December 31, 2020, see page 35.
3For a quantitative reconciliation for the three months ended December 31, 2020, see page 39.

Q4 2020
Funds from operations (FFO) [1] (continued)

4Basic FFO for Q4 2020 decreased by $86,514 from $322,897 for Q4 2019. For a reconciliation of Basic FFO to Net income attributable to Boston Properties, Inc. common shareholders for Q4 2019, see page 67. Included in the Q4 2020 amounts are BXP’s Share of: $39,741 of write-offs associated with accrued rent (all of which was included within straight-line rent), $333 of write-offs associated with accounts receivable, a $12,198 decrease in parking and other revenue and a $4,189 decrease in NOI due to limited occupancy at our only hotel. These items decreased Q4 2020 Basic FFO by $56,461. For additional information, see page 60.

Q4 2020
Funds available for distributions (FAD) [1]

(dollars in thousands)

	Three Months Ended
	31-Dec-20	30-Sep-20
Net income attributable to Boston Properties, Inc. common shareholders	$7,310	$89,854
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	990	10,020
Noncontrolling interests in property partnerships	13,980	15,561
Net income	24,905	118,060
Add:
Depreciation and amortization expense	168,013	166,456
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(15,910)	(15,833)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	21,168	20,413
Corporate-related depreciation and amortization	(441)	(444)
Impairment loss on investment in unconsolidated joint venture	60,524	—
Less:
Gain on sale of real estate included within loss from unconsolidated joint ventures	12	—
Gains (losses) on sales of real estate	5,259	(209)
Noncontrolling interests in property partnerships	13,980	15,561
Preferred dividends	2,625	2,625
Basic FFO	236,383	270,675
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	2,580	2,965
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of straight-line ground rent expense adjustment [1,5]	1,216	940
Stock-based compensation	7,990	8,253
Non-real estate depreciation	441	444
Unearned portion of capitalized fees from consolidated joint ventures [6]	704	660
Less:
BXP’s Share of straight-line rent [1]	(465)	40,478
BXP’s Share of fair value lease revenue [1,7]	1,598	979
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	(11)	828
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	61,601	67,826
BXP’s Share of maintenance capital expenditures [1,8]	26,730	21,722
Hotel improvements, equipment upgrades and replacements	33	69
Funds available for distribution to common shareholders and common unitholders (FAD) [9] (A)	$161,274	$153,481

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$169,719	$169,701

FAD Payout Ratio[1] (B÷A)	105.24%	110.57%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended December 31, 2020, see page 35.
3For a quantitative reconciliation for the three months ended December 31, 2020, see page 39.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2023 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 4.
6See page 62 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.
9FAD for Q4 2020 decreased by $24,554 from $185,828 for Q4 2019. For a reconciliation of FAD to Net income attributable to Boston Properties, Inc. common shareholders for Q4 2019, see page 68. Included in the Q4 2020 amounts are BXP’s Share of: $333 of write-offs associated with accounts receivable, a $19,151 decrease in lease revenue related to COVID-19 cash rent abatements and deferrals, a $12,198 decrease in parking and other revenue and a $4,189 decrease in NOI due to limited occupancy at our only hotel. These items decreased Q4 2020 FAD by $35,871. For additional information, see page 60.

Q4 2020
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI)
(in thousands)

	Three Months Ended
	31-Dec-20	31-Dec-19
Net income attributable to Boston Properties, Inc. common shareholders	$7,310	$140,824
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	9,935	143,449
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	990	16,222
Noncontrolling interest in property partnerships	13,980	16,338
Net income	24,905	176,009
Add:
Interest expense	111,991	102,880
Loss from early extinguishments of debt	—	1,530
Depreciation and amortization expense	168,013	169,897
Transaction costs	277	569
Payroll and related costs from management services contracts	3,009	2,159
General and administrative expense	31,053	32,797
Less:
Interest and other income (loss)	1,676	4,393
Gains from investments in securities	4,296	2,177
Gains (losses) on sales of real estate	5,259	(57)
Loss from unconsolidated joint ventures	(79,700)	(936)
Direct reimbursements of payroll and related costs from management services contracts	3,009	2,159
Development and management services revenue	6,356	10,473
Net Operating Income (NOI)	398,352	467,632
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	13,336	24,587
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	40,639	45,093
BXP’s Share of NOI	371,049	447,126
Less:
Termination income	551	1,397
BXP’s share of termination income from unconsolidated joint ventures [1]	771	—
Add:
Partners’ share of termination income from consolidated joint ventures [2]	95	—
BXP’s Share of NOI (excluding termination income)	$369,822	$445,729

Net Operating Income (NOI)	$398,352	$467,632
Less:
Termination income	551	1,397
NOI from non Same Properties (excluding termination income) [3]	14,225	22,349
Same Property NOI (excluding termination income)	383,576	443,886
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	40,544	45,093
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	(76)	206
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	12,565	24,587
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	(2,192)	2,132
BXP’s Share of Same Property NOI (excluding termination income)	$357,713	$421,454
_____________
1For a quantitative reconciliation for the three months ended December 31, 2020, see page 65.
2For a quantitative reconciliation for the three months ended December 31, 2020, see pages 62-63.
3Pages 23-26 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2020 and therefore are no longer a part of the Company’s property portfolio.

Q4 2020
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI) - cash

(in thousands)

	Three Months Ended
	31-Dec-20	31-Dec-19
Net income attributable to Boston Properties, Inc. common shareholders	$7,310	$140,824
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	9,935	143,449
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	990	16,222
Noncontrolling interest in property partnerships	13,980	16,338
Net income	24,905	176,009
Add:
Interest expense	111,991	102,880
Loss from early extinguishments of debt	—	1,530
Depreciation and amortization expense	168,013	169,897
Transaction costs	277	569
Payroll and related costs from management services contracts	3,009	2,159
General and administrative expense	31,053	32,797
Less:
Interest and other income (loss)	1,676	4,393
Gains from investments in securities	4,296	2,177
Gains (losses) on sales of real estate	5,259	(57)
Loss from unconsolidated joint ventures	(79,700)	(936)
Direct reimbursements of payroll and related costs from management services contracts	3,009	2,159
Development and management services revenue	6,356	10,473
Net Operating Income (NOI)	398,352	467,632
Less:
Straight-line rent	13,187	40,460
Fair value lease revenue	614	2,965
Termination income	551	1,397
Add:
Straight-line ground rent expense adjustment [1]	799	843
Lease transaction costs that qualify as rent inducements [2]	1,333	2,170
NOI - cash (excluding termination income)	386,132	425,823
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	12,702	21,688
Same Property NOI - cash (excluding termination income)	373,430	404,135
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	34,966	41,197
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3,4]	(111)	273
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	21,175	24,590
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3,5]	4,244	5,000
BXP’s Share of Same Property NOI - cash (excluding termination income)	$355,284	$382,801
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $144 and $173 for the three months ended December 31, 2020 and 2019, respectively. As of December 31, 2020, the Company has remaining lease payments aggregating approximately $25.9 million, all of which it expects to incur by the end of 2023 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2023 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 10.
3Pages 23-26 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2020 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended December 31, 2020, see page 63.
5For a quantitative reconciliation for the three months ended December 31, 2020, see page 65.

Q4 2020
Same property net operating income (NOI) by reportable segment

(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-20	31-Dec-19	Change	Change	31-Dec-20	31-Dec-19	Change	Change
Rental Revenue [2]	$624,363	$689,251			$9,402	$21,996
Less: Termination income	551	1,397			—	—
Rental revenue (excluding termination income) [2]	623,812	687,854	$(64,042)	(9.3)%	9,402	21,996	$(12,594)	(57.3)%
Less: Operating expenses and real estate taxes	244,227	253,568	(9,341)	(3.7)%	5,411	12,396	(6,985)	(56.3)%
NOI (excluding termination income) [2,3]	$379,585	$434,286	$(54,701)	(12.6)%	$3,991	$9,600	$(5,609)	(58.4)%

Rental revenue (excluding termination income) [2]	$623,812	$687,854	$(64,042)	(9.3)%	$9,402	$21,996	$(12,594)	(57.3)%
Less: Straight-line rent and fair value lease revenue	12,037	41,924	(29,887)	(71.3)%	241	147	94	63.9%
Add: Lease transaction costs that qualify as rent inducements [4]	1,333	1,477	(144)	(9.7)%	—	—	—	—%
Subtotal	613,108	647,407	(34,299)	(5.3)%	9,161	21,849	(12,688)	(58.1)%
Less: Operating expenses and real estate taxes	244,227	253,568	(9,341)	(3.7)%	5,411	12,396	(6,985)	(56.3)%
Add: Straight-line ground rent expense [5]	799	843	(44)	(5.2)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$369,680	$394,682	$(25,002)	(6.3)%	$3,750	$9,453	$(5,703)	(60.3)%

	Consolidated Total [1,6] (A)				BXP’s share of Unconsolidated Joint Ventures [6] (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-20	31-Dec-19	Change	Change	31-Dec-20	31-Dec-19	Change	Change
Rental Revenue [2]	$633,765	$711,247			$27,364	$35,721
Less: Termination income	551	1,397			771	—
Rental revenue (excluding termination income) [2]	633,214	709,850	$(76,636)	(10.8)%	26,593	35,721	$(9,128)	(25.6)%
Less: Operating expenses and real estate taxes	249,638	265,964	(16,326)	(6.1)%	11,836	13,266	(1,430)	(10.8)%
NOI (excluding termination income) [2,3]	$383,576	$443,886	$(60,310)	(13.6)%	$14,757	$22,455	$(7,698)	(34.3)%

Rental revenue (excluding termination income) [2]	$633,214	$709,850	$(76,636)	(10.8)%	$26,593	$35,721	$(9,128)	(25.6)%
Less: Straight-line rent and fair value lease revenue	12,278	42,071	(29,793)	(70.8)%	(1,806)	5,361	(7,167)	(133.7)%
Add: Lease transaction costs that qualify as rent inducements [4]	1,333	1,477	(144)	(9.7)%	368	2,496	(2,128)	(85.3)%
Subtotal	$622,269	$669,256	(46,987)	(7.0)%	28,767	32,856	(4,089)	(12.4)%
Less: Operating expenses and real estate taxes	249,638	265,964	(16,326)	(6.1)%	11,836	13,266	(1,430)	(10.8)%
Add: Straight-line ground rent expense [5]	799	843	(44)	(5.2)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$373,430	$404,135	$(30,705)	(7.6)%	$16,931	$19,590	$(2,659)	(13.6)%

	Partners’ share of Consolidated Joint Ventures [6] (C)				BXP’s Share [3,6,7,8,9]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-20	31-Dec-19	Change	Change	31-Dec-20	31-Dec-19	Change	Change
Rental Revenue [2]	$70,452	$74,548			$590,677	$672,420
Less: Termination income	95	—			1,227	1,397
Rental revenue (excluding termination income) [2]	70,357	74,548	$(4,191)	(5.6)%	589,450	671,023	$(81,573)	(12.2)%
Less: Operating expenses and real estate taxes	29,737	29,661	76	0.3%	231,737	249,569	(17,832)	(7.1)%
NOI (excluding termination income) [2,3]	$40,620	$44,887	$(4,267)	(9.5)%	$357,713	$421,454	$(63,741)	(15.1)%

Rental revenue (excluding termination income) [2]	$70,357	$74,548	$(4,191)	(5.6)%	$589,450	$671,023	$(81,573)	(12.2)%
Less: Straight-line rent and fair value lease revenue	5,555	4,131	1,424	34.5%	4,917	43,301	(38,384)	(88.6)%
Add: Lease transaction costs that qualify as rent inducements [4]	12	168	(156)	(92.9)%	1,689	3,805	(2,116)	(55.6)%
Subtotal	64,814	70,585	(5,771)	(8.2)%	586,222	631,527	(45,305)	(7.2)%
Less: Operating expenses and real estate taxes	29,737	29,661	76	0.3%	231,737	249,569	(17,832)	(7.1)%
Add: Straight-line ground rent expense [5]	—	—	—	—%	799	843	(44)	(5.2)%
NOI - cash (excluding termination income) 2, [3]	$35,077	$40,924	$(5,847)	(14.3)%	$355,284	$382,801	$(27,517)	(7.2)%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 11-12.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 10.
5Excludes the straight-line impact of approximately $144 and $173 for the three months ended December 31, 2020 and 2019, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 12.

Q4 2020
Same property net operating income (NOI) by reportable segment (continued)

6For the three months ended December 31, 2020, includes write-offs associated with accounts receivable of approximately $294 for Consolidated Total, $2 for Partners’ share of Consolidated Joint Ventures, $0 for BXP’s share of Unconsolidated Joint Ventures and $292 for BXP’s Share, primarily related to COVID-19. For the three months ended December 31, 2020, includes write-offs associated with straight-line rent of approximately $26,168 for Consolidated Total, $46 for Partners’ share of Consolidated Joint Ventures, $5,415 for BXP’s share of Unconsolidated Joint Ventures and $31,537 for BXP’s Share, primarily related to COVID-19. For additional information, see page 60.
7BXP’s Share equals (A) + (B) - (C).
8BXP’s Share of Same Store NOI (excluding termination income) was $63,741 less, compared to Q4 2019. Included in Q4 2020 are BXP’s Share of $31,537 of write-offs associated with accrued rent (all of which was included within straight-line rent), $292 of write-offs associated with accounts receivable, $11,832 decrease in parking and other revenue and a $4,189 decrease in NOI due to limited occupancy at our only hotel. These items decreased BXP’s Share of Same Store NOI (excluding termination income) by $47,850. For additional information, see page 60.
9BXP’s Share of Same Store NOI-cash (excluding termination income) was $27,517 less, compared to Q4 2019. Included in Q4 2020 are BXP’s Share of $292 of write-offs associated with accounts receivable, $16,401 decrease in lease revenue related to COVID-19 cash rent abatements and deferrals, $11,832 decrease in parking and other revenue and a $4,189 decrease in NOI due to limited occupancy at our only hotel. These items decreased BXP’s Share of Same Store NOI-cash (excluding termination income) by $32,714. For additional information, see page 60.

Q4 2020
Capital expenditures, tenant improvement costs and leasing commissions

(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Dec-20	30-Sep-20
Maintenance capital expenditures	$27,253	$22,003
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures	86	(121)
Hotel improvements, equipment upgrades and replacements	33	69
Subtotal	27,372	21,951
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	36	178
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	1,411	1,793
BXP’s share of repositioning capital expenditures from unconsolidated JVs	322	(203)
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	559	459
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	(26)	(77)
BXP’s Share of Capital Expenditures [1]	$28,608	$23,337

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	31-Dec-20	30-Sep-20
Square feet	935,144	1,188,471
Tenant improvements and lease commissions PSF	$68.87	$66.57

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Includes 100% of unconsolidated joint ventures.

Q4 2020
Acquisitions and dispositions

For the period from January 1, 2020 through December 31, 2020
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)

681, 685 and 701 Gateway (50% nominal ownership interest) [1]	South San Francisco, CA	January 28, 2020	312,828	$280,751	$—	$280,751	100.0%
Platform 16 (55% ownership interest) [2]	San Jose, CA	February 20, 2020	N/A	74,113	—	74,113	N/A
Fourth + Harrison	San Francisco, CA	June 26, 2020	N/A	140,147	—	140,147	N/A
Beach Cities Media Center (50% ownership interest)	El Segundo, CA	July 23, 2020	N/A	21,226	—	21,226	N/A
759 Harrison Street	San Francisco, CA	July 31, 2020 and December 15, 2020	N/A	4,500	—	4,500	N/A
Total Acquisitions			312,828	$520,737	$—	$520,737	100.0%

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain [5]

601, 611 and 651 Gateway (50% ownership interest) [1]	South San Francisco, CA	January 28, 2020	768,236	$350,000	$—	$217,744
New Dominion Technology Park	Herndon, VA	February 20, 2020	492,601	256,000	254,015	192,341
Annapolis Junction Building Eight and two land parcels (50% ownership interest) [3]	Annapolis, MD	June 25, 2020	125,685	47,000	22,895	5,829
Capital Gallery [4]	Washington, DC	June 25, 2020	455,000	253,675	246,582	203,524
Crane Meadow (land parcel)	Marlborough, MA	December 16, 2020	N/A	14,250	14,177	5,248
Total Dispositions			1,841,522	$920,925	$537,669	$624,686

________________
1On January 28, 2020, the Company entered into a joint venture with a third party to own, operate and develop properties at its Gateway Commons complex located in South San Francisco, California. The Company contributed its 601, 611 and 651 Gateway properties and development rights with an agreed upon value aggregating approximately $350.0 million for its 50% interest in the joint venture. The partner contributed three properties and development rights with an agreed upon value aggregating approximately $280.8 million at closing and will contribute cash totaling approximately $69.2 million in the future for its 50% ownership interest in the joint venture. As a result of the partner’s deferred contribution, the Company has an initial approximately 55% interest in the joint venture. The Company recognized a gain on the retained and sold interest in the real estate contributed to the joint venture totaling approximately $217.7 million during the three months ended March 31, 2020, as the fair value of the real estate exceeded its carrying value.
2On February 20, 2020, a joint venture in which the Company has a 55% interest acquired the land underlying the ground lease at its Platform 16 project located in San Jose, California for a purchase price totaling approximately $134.8 million. The joint venture had previously made a deposit totaling $15.0 million, which deposit was credited against the purchase price. Platform 16 consists of a parcel of land totaling approximately 5.6 acres that is expected to support the development of approximately 1.1 million square feet of commercial office space.
3Net cash proceeds totaled approximately $45.8 million, of which the Company’s share was approximately $22.9 million. The joint venture distributed approximately $36.8 million, of which the Company’s share totaled approximately $18.4 million, of available cash and the net proceeds from the sale after the pay down of the mortgage loan. The Company’s share of the gain on sale of real estate totaling approximately $5.8 million is included in Income from Unconsolidated Joint Ventures in the Company’s Consolidated Statements of Operations.
4On June 25, 2020, the Company sold a portion of its Capital Gallery property located in Washington, DC for a gross sale price of approximately $253.7 million. The portion sold was comprised of approximately 455,000 net rentable square feet of commercial office space. The Company continues to own the land, underground parking garage and remaining commercial office and retail space containing approximately 176,000 net rentable square feet at the property.
5Excludes approximately $0.2 million of gains on sales of real estate recognized during the year ended December 31, 2020 related to gain amounts from sales of real estate occurring in the prior year.

Q4 2020
Construction in progress

as of December 31, 2020
(dollars in thousands)

CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 12/31/2020	Estimated Future Equity Requirement [2]	Percentage Leased [3]	Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location
Office and Retail
325 Main Street	Q3 2022	Q3 2022	Cambridge, MA	420,000	$181,917	$418,400	$—		$236,483	90%	—%	N/A
100 Causeway Street (50% ownership)	Q2 2021	Q3 2022	Boston, MA	632,000	189,528	267,300	200,000	108,287	—	94%	—%	N/A
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q3 2022	Q3 2022	Bethesda, MD	734,000	148,452	198,900	127,500	81,932	4,880	100%	—%	N/A
Reston Next (formerly Reston Gateway)	Q4 2022	Q4 2023	Reston, VA	1,062,000	372,788	715,300	—	—	342,512	85%	—%	N/A
2100 Pennsylvania Avenue	Q3 2022	Q3 2024	Washington, DC	480,000	134,071	356,100	—	—	222,029	62%	—%	N/A
Total Office Properties under Construction				3,328,000	1,026,756	1,956,000	327,500	190,219	805,904	87%	—%	—

Redevelopment Properties
One Five Nine East 53rd (55% ownership)	Q2 2021	Q2 2021	New York, NY	220,000	137,964	150,000	—	—	12,036	96%	—%	N/A
200 West Street [6]	Q4 2021	Q4 2021	Waltham, MA	138,000	17,028	47,800	—	—	30,772	100%	—%	N/A
Total Redevelopment Properties under Construction				358,000	154,992	197,800	—	—	42,808	98%	—%	N/A
Total Properties Under Construction and Redevelopment				3,686,000	$1,181,748	$2,153,800	$327,500	$190,219	$848,712	88%	—%	—

PROJECTS FULLY PLACED IN-SERVICE DURING 2020

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 12/31/2020	Estimated Future Equity Requirement [2]			Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location
17Fifty Presidents Street	Q1 2020	Q1 2020	Reston, VA	275,809	$132,273	$132,320	$—	$—	$47	100%		$3,143
20 CityPoint	Q3 2019	Q3 2021	Waltham, MA	211,476	77,238	99,090	—	—	21,852	100%		1,031
Hub50House (440 units) (50% ownership)	Q4 2019	Q1 2022	Boston, MA	320,444	147,641	153,520	90,000	85,624	1,503	61%		449
The Skylyne (402 units) [7]	Q3 2020	Q3 2022	Oakland, CA	318,171	248,460	263,600	—	—	15,140	18%		(1,390)
Skylyne Retail				12,825	N/A	N/A	—	—	—	—%		—
Dock 72 (50% ownership)	Q4 2019	Q4 2023	Brooklyn, NY	668,625	215,830	260,000	125,000	98,206	17,376	33%		(7,438)
Total Projects Fully Placed In-Service				1,807,350	$821,442	$908,530	$215,000	$183,830	$55,918	61%	[8]	$(4,205)
_____________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of January 22, 2021, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended December 31, 2020. See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
6Represents a portion of the property under redevelopment for conversion to laboratory space.
7This property is subject to a 99-year ground lease (including extension options) with an option to purchase in the future.
8Excludes residential units.

Q4 2020
Land parcels and purchase options

as of December 31, 2020

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA [2]	2,938,000
San Jose, CA 3	2,199,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,650,000
San Jose, CA (55% ownership)	1,078,000
San Francisco, CA	850,000
South San Francisco, CA (50% ownership)	640,000
Waltham, MA	605,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
Santa Clara, CA 3	414,000
Dulles, VA	310,000
El Segundo, CA (50% ownership)	275,000
Total	13,901,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Boston, MA	1,300,000
Waltham, MA 4	1,200,000
Cambridge, MA	330,000
Total	2,830,000

__________________
1Represents 100%.
2During the fourth quarter, a ground lease commenced with a hotel developer for approximately 200,000 square feet. Construction is contingent on their ability to obtain construction financing.
3Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on page 25.
4The Company expects to be a 50% partner in the future development of these sites.

Q4 2020
Leasing activity

for the three months ended December 31, 2020

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	3,992,407
Add:
Properties placed (and partially placed) in-service [1]	447,018
Leases expiring or terminated during the period	1,013,104
Total space available for lease	5,452,529

1st generation leases	—
2nd generation leases with new tenants	363,930
2nd generation lease renewals	571,214
Total space leased	935,144

Vacant space available for lease at the end of the period	4,517,385
Net (increase)/decrease in available space	(524,978)

Second generation leasing information: [2]
Leases commencing during the period (SF)	935,144
Weighted average lease term (months)	82
Weighted average free rent period (days)	160
Total transaction costs per square foot [3]	$68.87
Increase (decrease) in gross rents [4]	6.89%
Increase (decrease) in net rents [5]	10.87%

	All leases (SF)			Incr (decr) in 2nd generation cash rents [6]		Total square feet of leases executed in the quarter [7,8]
	1st generation	2nd generation	total [6]	gross 4	net [5]
Boston	—	171,165	171,165	34.57%	53.96%	450,838
Los Angeles	—	221,089	221,089	2.86%	4.01%	—
New York	—	264,326	264,326	6.42%	12.27%	92,889
San Francisco	—	49,882	49,882	16.23%	21.69%	67,333
Washington, DC	—	228,682	228,682	(6.10)%	(8.92)%	547,376
Total / Weighted Average	—	935,144	935,144	6.89%	10.87%	1,158,436

_____________
1Total square feet of properties placed (and partially placed) in-service in Q4 2020 consists of 447,018 square feet of office at Dock 72.
2Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 935,144 square feet of second generation leases that commenced in Q4 2020, leases for 857,379 square feet were signed in prior periods.
3Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
4Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 869,418 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
5Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 869,418 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
6Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
7Amounts shown in this column exclude COVID-19 related lease modifications covering an aggregate of approximately 921,000 square feet that were executed in the fourth quarter of 2020 to provide cash rent deferral and/or abatement in the aggregate amount of approximately $11.5 million in the fourth quarter representing BXP’s Share. Of these lease modifications, the lease terms associated with 163,937 square feet were extended for a period of 12 or more months. In addition, COVID-19 related lease modifications from the second and third quarters of 2020 provide cash rent and/or abatement in the aggregate amount of approximately $7.7 million in the fourth quarter representing BXP’s Share. For additional information, see page 60.
8Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 77,765.

Q4 2020
Portfolio overview

for the three months ended December 31, 2020
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	13,787,158	1,106,146	550,114	330,000	15,773,418
Los Angeles	2,180,794	124,932	—	—	2,305,726
New York	11,150,990	386,788	—	—	11,537,778
San Francisco	7,498,326	334,801	318,171	—	8,151,298
Washington, DC	8,297,967	664,327	822,436	—	9,784,730
Total	42,915,235	2,616,994	1,690,721	330,000	47,552,950
% of Total	90.25%	5.50%	3.56%	0.69%	100.00%

Rental revenue of in-service properties by unit type 1

	Office [3]	Retail [4]	Residential	Hotel [5]	Total
Consolidated	$599,898	$46,769	$8,681	$376	$655,724
Less:
Partners’ share from consolidated joint ventures [6]	62,606	7,933	—	—	70,539
Add:
BXP’s share from unconsolidated joint ventures [7]	28,424	1,715	1,118	—	31,257
BXP’s Share of Rental revenue [1]	$565,716	$40,551	$9,799	$376	$616,442
% of Total	91.77%	6.58%	1.59%	0.06%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 8

	CBD	Suburban	Total
Boston	26.53%	8.32%	34.85%
Los Angeles	3.85%	—%	3.85%
New York	24.49%	2.44%	26.93%
San Francisco	17.38%	3.54%	20.92%
Washington, DC	4.15%	9.30%	13.45%
Total	76.40%	23.60%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 23-26.
3Includes the impact of write-offs associated with accounts receivable of approximately $205, $0, $0 and $205 for Consolidated, Partners’ share from consolidated joint ventures, BXP’s share of unconsolidated joint ventures and BXP’s Share of Rental Revenue, respectively. Includes the impact of write-offs associated with accrued rent of approximately $25,501, $0, $13,010 and $38,511 for Consolidated, Partners’ share from consolidated joint ventures, BXP’s share of unconsolidated joint ventures and BXP’s Share of Rental Revenue, respectively.
4Includes the impact of write-offs associated with accounts receivable of approximately $89, $2, $41 and $128 for Consolidated, Partners’ share from consolidated joint ventures, BXP’s share of unconsolidated joint ventures and BXP’s Share of Rental Revenue, respectively. Includes the impact of write-offs associated with accrued rent of approximately $667, $46, $609 and $1,230 for Consolidated, Partners’ share from consolidated joint ventures, BXP’s share of unconsolidated joint ventures and BXP’s Share of Rental Revenue, respectively.
5Excludes approximately $88 of revenue from retail tenants that is included in Retail.
6See page 63 for additional information.
7See page 65 for additional information.
8BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of NOI (excluding termination income), see page 11.

Q4 2020
Residential and hotel performance

(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel [2]
	Three Months Ended		Three Months Ended
	31-Dec-20	30-Sep-20	31-Dec-20	30-Sep-20
Rental Revenue [3]	$9,069	$9,718	$464	$90
Less: Operating expenses and real estate taxes	5,754	4,955	1,178	3,164
Net Operating Income (Loss) (NOI) [3]	3,315	4,763	(714)	(3,074)
Add: BXP’s share of NOI from unconsolidated joint ventures	449	233	N/A	N/A
BXP’s Share of NOI [3]	$3,764	$4,996	$(714)	$(3,074)

Rental Revenue [3]	$9,069	$9,718	$464	$90
Less: Straight line rent and fair value lease revenue	248	159	(6)	(6)
Subtotal	8,821	9,559	470	96
Less: Operating expenses and real estate taxes	5,754	4,955	1,178	3,164
NOI - cash basis [3]	3,067	4,604	(708)	(3,068)
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	449	233	N/A	N/A
BXP’s Share of NOI - cash basis [3]	$3,516	$4,837	$(708)	$(3,068)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Dec-20	31-Dec-19
BOSTON

Hub50House (50% ownership), Boston, MA [3,4]	440
Average Monthly Rental Rate		$3,499	$3,101	12.83%
Average Rental Rate Per Occupied Square Foot		$5.09	$5.21	(2.30)%
Average Physical Occupancy		51.89%	17.35%	199.08%
Average Economic Occupancy		45.58%	12.95%	251.97%

Proto Kendall Square, Cambridge, MA [3,5]	280
Average Monthly Rental Rate		$2,645	$3,013	(12.21)%
Average Rental Rate Per Occupied Square Foot		$4.88	$5.54	(11.91)%
Average Physical Occupancy		89.88%	97.50%	(7.82)%
Average Economic Occupancy		87.80%	97.50%	(9.95)%

The Lofts at Atlantic Wharf, Boston, MA [3,5]	86
Average Monthly Rental Rate		$3,803	$4,516	(15.79)%
Average Rental Rate Per Occupied Square Foot		$4.26	$5.02	(15.14)%
Average Physical Occupancy		86.43%	95.35%	(9.36)%
Average Economic Occupancy		85.06%	95.12%	(10.58)%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 2, 5	N/A
Average Occupancy		6.30%	75.20%	(91.62)%
Average Daily Rate		$138.88	$284.40	(51.17)%
Revenue Per Available Room		$9.11	$290.09	(96.86)%

SAN FRANCISCO

The Skylyne, Oakland, CA [3,6]	402
Average Monthly Rental Rate		$2,873	N/A	N/A
Average Rental Rate Per Occupied Square Foot		$3.41	N/A	N/A
Average Physical Occupancy		6.22%	N/A	N/A
Average Economic Occupancy		3.23%	N/A	N/A

Q4 2020
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Dec-20	31-Dec-19
WASHINGTON, DC

Signature at Reston, Reston, VA [3,5]	508
Average Monthly Rental Rate		$2,335	$2,372	(1.56)%
Average Rental Rate Per Occupied Square Foot		$2.42	$2.56	(5.47)%
Average Physical Occupancy		80.58%	77.30%	4.24%
Average Economic Occupancy		77.09%	71.52%	7.79%

The Avant at Reston Town Center, Reston, VA [3,5]	359
Average Monthly Rental Rate		$2,203	$2,465	(10.63)%
Average Rental Rate Per Occupied Square Foot		$2.42	$2.70	(10.37)%
Average Physical Occupancy		90.53%	90.71%	(0.20)%
Average Economic Occupancy		88.71%	91.19%	(2.72)%

Total In-Service Residential Units	2,075
_____________
1Includes retail space.
2As a result of COVID-19, the Boston Marriott Cambridge closed in March 2020 and did not re-open until October 2, 2020.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4This property was completed and fully placed in-service on July 24, 2020 and is in its initial lease-up period with expected stabilization in the first quarter of 2022.
5Excludes retail space.
6This property was completed and fully placed in-service on August 15, 2020 and is in its initial lease-up period with expected stabilization in the third quarter of 2022.

Q4 2020
In-service property listing

as of December 31, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,768,163	98.0%	$70.81
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,461	98.2%	64.61
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,235,538	93.0%	64.77
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	100.0%	69.01
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,823	99.8%	72.97
Prudential Center (retail shops) [3,4]	CBD Boston MA	1	594,771	97.3%	86.08
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	55.17
The Hub on Causeway - Podium (50% ownership) [4,5,6]	CBD Boston MA	1	382,497	98.3%	61.14
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	78.14
Star Market at the Prudential Center [3]	CBD Boston MA	1	57,236	100.0%	59.77
Subtotal		10	7,800,740	97.8%	$68.90

145 Broadway [6]	East Cambridge MA	1	488,862	98.5%	$85.82
355 Main Street	East Cambridge MA	1	259,640	99.0%	76.16
90 Broadway	East Cambridge MA	1	223,771	100.0%	72.44
255 Main Street	East Cambridge MA	1	215,394	92.9%	85.10
300 Binney Street	East Cambridge MA	1	195,191	100.0%	59.02
150 Broadway	East Cambridge MA	1	177,226	100.0%	82.09
105 Broadway	East Cambridge MA	1	152,664	100.0%	69.36
250 Binney Street	East Cambridge MA	1	67,362	100.0%	47.44
University Place	Mid-Cambridge MA	1	195,282	100.0%	54.12
Subtotal		9	1,975,392	98.7%	$74.12

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	1,001,136	81.0%	$44.64
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	90.1%	38.21
880 & 890 Winter Street	Route 128 Mass Turnpike MA	2	392,576	78.5%	41.71
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,991	99.4%	51.63
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	57.10
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	92.7%	40.47
230 CityPoint	Route 128 Mass Turnpike MA	1	296,212	93.9%	41.74
10 CityPoint	Route 128 Mass Turnpike MA	1	241,203	98.1%	51.73
20 CityPoint [6]	Route 128 Mass Turnpike MA	1	211,476	62.4%	51.60
77 CityPoint	Route 128 Mass Turnpike MA	1	209,712	95.4%	50.16
200 West Street [6,7]	Route 128 Mass Turnpike MA	1	134,921	100.0%	39.65
1265 Main Street (50% ownership) [5]	Route 128 Mass Turnpike MA	1	114,969	100.0%	44.87
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	45.05
195 West Street	Route 128 Mass Turnpike MA	1	63,500	—%	—
The Point [3]	Route 128 Mass Turnpike MA	1	16,300	84.7%	45.33
191 Spring Street	Route 128 Northwest MA	1	170,997	100.0%	45.46
Lexington Office Park	Route 128 Northwest MA	2	166,779	67.4%	31.59
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	45.06
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%	63.81
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.71
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	45.81
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	44.01
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	44.99
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	48.17
Subtotal		31	5,088,768	88.6%	$45.45

Boston Office Total:		50	14,864,900	94.8%	$62.08

Residential
Hub50House (440 units) (50% ownership) [5,6]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Boston Residential Total:		3	574,258

Q4 2020
In-service property listing (continued)

as of December 31, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		54	15,773,418

LOS ANGELES
Office
Colorado Center (50% ownership) [5]	West Los Angeles CA	6	1,128,600	93.6%	$71.26
Santa Monica Business Park (55% ownership) [5]	West Los Angeles CA	14	1,102,722	93.7%	60.56
Santa Monica Business Park Retail (55% ownership) [3,5]	West Los Angeles CA	7	74,404	90.1%	81.72
Subtotal		27	2,305,726	93.5%	$66.47

Los Angeles Total:		27	2,305,726	93.5%	$66.47

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership) [4]	Plaza District NY	1	1,957,768	89.3%	$161.94
399 Park Avenue	Park Avenue NY	1	1,576,437	90.4%	103.43
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,445,155	97.6%	102.13
599 Lexington Avenue	Park Avenue NY	1	1,062,708	99.3%	92.96
Times Square Tower (55% ownership)	Times Square NY	1	1,241,443	94.7%	77.27
250 West 55th Street	Times Square / West Side NY	1	966,979	99.4%	96.59
Dock 72 (50% ownership) [5,6]	Brooklyn NY	1	668,625	33.1%	48.50
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,083	98.4%	142.10
Subtotal		8	9,274,198	90.0%	$109.83

510 Carnegie Center	Princeton NJ	1	234,160	—%	$—
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	35.17
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	37.31
212 Carnegie Center	Princeton NJ	1	151,355	76.6%	36.37
214 Carnegie Center	Princeton NJ	1	146,979	43.2%	46.25
506 Carnegie Center	Princeton NJ	1	138,616	80.5%	36.89
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	41.37
202 Carnegie Center	Princeton NJ	1	134,068	91.2%	40.63
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	39.63
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.57
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	38.23
502 Carnegie Center	Princeton NJ	1	121,460	100.0%	37.55
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	42.81
104 Carnegie Center	Princeton NJ	1	102,930	63.6%	38.75
103 Carnegie Center	Princeton NJ	1	96,332	68.5%	32.73
105 Carnegie Center	Princeton NJ	1	69,955	56.3%	35.52
302 Carnegie Center	Princeton NJ	1	64,926	89.3%	35.47
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	38.06
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	38.84
Subtotal		18	2,263,580	76.6%	$38.07

New York Total:		26	11,537,778	87.4%	$97.49

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	100.0%	$102.74
Embarcadero Center Four	CBD San Francisco CA	1	941,138	96.2%	80.63
Embarcadero Center One	CBD San Francisco CA	1	822,264	89.4%	76.68
Embarcadero Center Two	CBD San Francisco CA	1	799,366	90.7%	78.79
Embarcadero Center Three	CBD San Francisco CA	1	786,078	91.5%	76.19

Q4 2020
In-service property listing (continued)

as of December 31, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
680 Folsom Street	CBD San Francisco CA	2	524,793	99.1%	69.26
535 Mission Street	CBD San Francisco CA	1	307,235	95.7%	85.34
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	63.63
Subtotal		9	5,627,636	95.0%	$84.20

Gateway Commons (55% ownership) [5,6,8]	South San Francisco CA	6	1,070,388	82.0%	$53.26
Mountain View Research Park	Mountain View CA	15	542,264	76.3%	69.16
2440 West El Camino Real	Mountain View CA	1	141,392	87.2%	84.58
453 Ravendale Drive	Mountain View CA	1	29,620	60.8%	49.68
3625-3635 Peterson Way [9]	Santa Clara CA	1	218,366	100.0%	24.17
North First Business Park [9]	San Jose CA	5	190,636	61.9%	27.15
Subtotal		29	2,192,666	80.7%	$53.80

San Francisco Office Total:		38	7,820,302	91.0%	$76.63

Residential
The Skylyne (402 units) [6]	CBD Oakland CA	1	330,996
San Francisco Residential Total:		1	330,996

San Francisco Total:		39	8,151,298

WASHINGTON, DC
Office
Metropolitan Square (20% ownership) [5]	East End Washington DC	1	654,145	62.2%	$68.73
901 New York Avenue (25% ownership) [5]	East End Washington DC	1	541,990	74.6%	68.18
601 Massachusetts Avenue	East End Washington DC	1	478,818	97.3%	85.22
Market Square North (50% ownership) [5]	East End Washington DC	1	417,979	78.8%	69.78
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	97.8%	97.88
1330 Connecticut Avenue	CBD Washington DC	1	253,941	89.4%	72.44
Sumner Square	CBD Washington DC	1	209,556	97.0%	55.27
500 North Capitol Street, N.W. (30% ownership) [5]	Capitol Hill Washington DC	1	230,900	98.5%	80.22
Capital Gallery [6,8]	Southwest Washington DC	1	176,078	86.7%	55.43
Subtotal		9	3,422,238	83.7%	$75.38

South of Market	Reston VA	3	623,250	76.5%	$54.94
Fountain Square	Reston VA	2	505,458	80.7%	53.99
One Freedom Square	Reston VA	1	430,640	64.1%	51.78
Two Freedom Square	Reston VA	1	421,865	100.0%	46.72
One and Two Discovery Square	Reston VA	2	366,989	100.0%	50.81
One Reston Overlook	Reston VA	1	319,519	100.0%	44.93
17Fifty Presidents Street [6]	Reston VA	1	275,809	100.0%	59.13
Reston Corporate Center	Reston VA	2	261,046	100.0%	44.17
Democracy Tower	Reston VA	1	259,441	98.4%	58.80
Fountain Square Retail [3]	Reston VA	1	216,591	86.0%	37.37
Two Reston Overlook	Reston VA	1	134,615	—%	—
Subtotal		16	3,815,223	85.1%	$50.81

Wisconsin Place Office	Montgomery County MD	1	299,217	82.3%	$58.91
Kingstowne Two	Springfield VA	1	155,995	70.2%	37.50
Kingstowne One	Springfield VA	1	150,957	93.0%	39.08
7601 Boston Boulevard	Springfield VA	1	108,286	100.0%	32.77
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%	24.46
8000 Grainger Court	Springfield VA	1	88,775	—%	—
Kingstowne Retail [3]	Springfield VA	1	88,288	94.3%	39.77
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%	19.30
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%	29.96
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%	17.64

Q4 2020
In-service property listing (continued)

as of December 31, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		18.37
8000 Corporate Court	Springfield VA	1	52,539	100.0%		16.15
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%		27.98
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%		23.18
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%		28.52
Annapolis Junction Building Seven (50% ownership) [5]	Anne Arundel County MD	1	127,229	100.0%		35.84
Annapolis Junction Building Six (50% ownership) [5]	Anne Arundel County MD	1	119,339	75.2%		32.09
Subtotal		17	1,674,112	84.1%		$35.29

Washington, DC Office Total:		42	8,911,573	84.4%		$57.22

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		44	9,784,730

Total In-Service Properties:		190	47,552,950	90.1%	[10]	$72.67	[10]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3This is a retail property.
4Includes 157,961 square feet at Prudential Center (retail shops), 66,806 square feet at The Hub on Causeway - Podium and 30,094 square feet at 767 Fifth Avenue (The GM building) of leases terminated by the Company where the tenant is still occupying the space.
5This is an unconsolidated joint venture property.
6Not included in the Same Property analysis.
7A portion of this property is under redevelopment. For additional detail, see page 17.
8For additional detail, see page 16.
9Property held for redevelopment.
10Excludes Hotel and Residential properties. For additional detail, see pages 21-22.

Q4 2020
Top 20 tenants listing and portfolio tenant diversification

as of December 31, 2020
TOP 20 TENANTS

No.	Tenant	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	salesforce.com	3.56%	11.1
2	Arnold & Porter Kaye Scholer	2.83%	12.9
3	Akamai Technologies	2.24%	13.8
4	Biogen	1.82%	5.9
5	Shearman & Sterling	1.62%	12.9
6	Kirkland & Ellis	1.56%	16.4
7	Google	1.49%	15.5
8	Ropes & Gray	1.40%	9.6
9	WeWork	1.32%	12.6
10	Weil Gotshal & Manges	1.22%	13.4
11	US Government	1.15%	4.9
12	Microsoft	1.13%	10.1
13	Wellington Management	1.10%	6.6
14	Aramis (Estee Lauder)	0.98%	16.8
15	Morrison & Foerster	0.91%	9.5
16	O’Melveny & Myers	0.88%	3.9
17	Millennium Management	0.87%	10.0
18	Bank of America	0.85%	15.0
19	Mass Financial Services	0.85%	7.2
20	Under Armour	0.81%	13.3
	BXP’s Share of Annualized Rental Obligations	28.60%
	BXP’s Share of Square Feet [1]	23.14%
	Weighted Average Remaining Lease Term (years)		11.4

NOTABLE SIGNED DEALS 3

Tenant	Property	Square Feet
Marriott International	7750 Wisconsin Avenue	734,000
Fannie Mae	Reston Next (formerly Reston Gateway)	703,000
Verizon	100 Causeway Street	440,000
Google	325 Main Street	379,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	287,000
Volkswagen Group of America	Reston Next (formerly Reston Gateway)	196,000
Microsoft	Two Freedom Square	162,000
Translate Bio	200 West Street	138,000
TENANT DIVERSIFICATION 1

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q4 2020
Occupancy by location

as of December 31, 2020

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Dec-20	30-Sep-20	31-Dec-20	30-Sep-20	31-Dec-20	30-Sep-20
Boston	98.0%	98.3%	88.6%	87.4%	94.8%	94.6%
Los Angeles	93.5%	96.7%	—%	—%	93.5%	96.7%
New York	90.0%	94.2%	76.6%	76.5%	87.4%	90.5%
San Francisco	95.0%	95.8%	80.7%	80.8%	91.0%	91.6%
Washington, DC	83.7%	84.6%	84.8%	84.1%	84.4%	84.3%
Total Portfolio	93.1%	94.9%	84.2%	83.6%	90.1%	91.1%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	31-Dec-20	31-Dec-19	31-Dec-20	31-Dec-19	31-Dec-20	31-Dec-19
Boston	98.0%	98.7%	89.7%	90.8%	95.0%	95.9%
Los Angeles	93.5%	96.7%	—%	—%	93.5%	96.7%
New York	94.4%	94.4%	76.6%	87.0%	90.7%	92.9%
San Francisco	95.0%	97.2%	79.4%	90.0%	92.4%	96.0%
Washington, DC	83.6%	83.2%	84.0%	90.2%	83.9%	87.5%
Total Portfolio	94.3%	95.2%	84.4%	89.9%	91.2%	93.5%

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q4 2020
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$2,931,986
Unsecured Line of Credit	—
Unsecured Term Loan	500,000
Unsecured Senior Notes, at face value	9,700,000
Outstanding Principal	13,131,986
Discount on Unsecured Senior Notes	(16,034)
Deferred Financing Costs, Net	(68,194)
Consolidated Debt	$13,047,758
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
University Place	August 1, 2021	6.99%	6.94%	$1,500
601 Lexington Avenue (55% ownership)	April 10, 2022	4.79%	4.75%	630,486
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$2,931,986
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 1

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10 Year Unsecured Senior Notes [2]	May 15, 2021	4.29%	4.13%	$850,000
11 Year Unsecured Senior Notes	February 1, 2023	3.95%	3.85%	1,000,000
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
				$9,700,000
CAPITALIZATION

	Shares/Units	Common Stock	Equivalent
	Outstanding	Equivalents	Value [3]
Common Stock	155,719	155,719	$14,720,117
Common Operating Partnership Units	17,373	17,373	1,642,270
5.25% Series B Cumulative Redeemable Preferred Stock (callable on or after March 27, 2018)	80	—	200,000
Total Equity		173,092	$16,562,387

Consolidated Debt (A)			$13,047,758
Add: BXP’s share of unconsolidated joint venture debt [4]			1,153,628
Less: Partners’ share of consolidated debt [5]			1,194,619
BXP’s Share of Debt [6] (B)			$13,006,767

Consolidated Market Capitalization (C)			$29,610,145
BXP’s Share of Market Capitalization [6] (D)			$29,569,154
Consolidated Debt/Consolidated Market Capitalization (A÷C)			44.07%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [6] (B÷D)			43.99%
_____________
1All unsecured senior notes are rated BBB+ (stable), and Baa1 (stable) by S&P and Moody’s, respectively.
2 On January 15, 2021, a redemption notice was issued. These bonds will be redeemed in full at par plus accrued and unpaid interest on February 14, 2021.
3Values based on December 31, 2020 closing price of $94.53 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.
4Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 36.
5Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 34.
6See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q4 2020
Debt analysis [1]

as of December 31, 2020
(dollars in thousands)

2021 [2]	2022	2023	2024	2025	2026	2027	2028	2029	Thereafter

UNSECURED CREDIT FACILITY - MATURES APRIL 24, 2022

	Facility	Outstanding at December 31, 2020	Letters of Credit	Remaining Capacity at December 31, 2020
Unsecured Line of Credit	$1,500,000	$—	$2,457	$1,497,543
Unsecured Term Loan	$500,000	$500,000	N/A	$—

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [3]	Maturity (years)
Unsecured Debt	77.70%	3.50%	3.58%	5.4
Secured Debt	22.30%	3.72%	3.89%	5.3
Consolidated Debt	100.00%	3.55%	3.65%	5.4

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [3]	Maturity (years)
Floating Rate Debt	3.83%	1.10%	1.19%	1.3
Fixed Rate Debt	96.17%	3.65%	3.75%	5.5
Consolidated Debt	100.00%	3.55%	3.65%	5.4

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 36.
2 On January 15, 2021, a redemption notice was issued. These bonds will be redeemed in full at par plus accrued and unpaid interest on February 14, 2021.
3The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q4 2020
Senior unsecured debt covenant compliance ratios

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of December 31, 2020 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	46.6%	43.7%
Secured Debt/Total Assets	Less than 50%	14.0%	13.1%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.28	3.28
Unencumbered Assets/ Unsecured Debt	Greater than 150%	230.7%	252.7%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q4 2020
Net Debt to EBITDAre

(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	31-Dec-20	30-Sep-20
Net income attributable to Boston Properties, Inc. common shareholders	$7,310	$89,854
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	990	10,020
Noncontrolling interest in property partnerships	13,980	15,561
Net income	24,905	118,060
Add:
Interest expense	111,991	110,993
Depreciation and amortization expense	168,013	166,456
Less:
Gains (losses) on sales of real estate	5,259	(209)
Loss from unconsolidated joint ventures	(79,700)	(6,873)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	13,900	24,851
EBITDAre [1]	393,250	427,442
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	40,591	42,154
BXP’s Share of EBITDAre [1] (A)	352,659	385,288
Add:
Stock-based compensation expense	7,990	8,253
BXP’s Share of straight-line ground rent expense adjustment [1]	1,216	940
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	2,580	2,965
Less:
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	(11)	828
BXP’s Share of straight-line rent [1]	(465)	40,478
BXP’s Share of fair value lease revenue [1]	1,598	979
BXP’s Share of EBITDAre – cash [1]	$363,323	$355,161

BXP’s Share of EBITDAre (Annualized) [4,5] (A x 4)	$1,410,636	$1,541,152

Reconciliation of BXP’s Share of Net Debt 1

	31-Dec-20	30-Sep-20
Consolidated debt	$13,047,758	$13,048,161
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	1,668,742	1,714,783
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	11,379,016	11,333,378
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,153,628	1,114,031
Partners’ share of cash and cash equivalents from consolidated joint ventures	146,234	116,295
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	94,361	87,628
Partners’ share of consolidated joint venture debt [3]	1,194,619	1,195,957
BXP’s Share of Net Debt [1] (B)	$11,389,898	$11,280,119

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)] [5]	8.07	7.32
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended December 31, 2020, see pages 36 and 64.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended December 31, 2020, see pages 34 and 62.
4BXP’s Share of EBITDAre is annualized and calculated as the product of such amount for the quarter multiplied by four (4).
5Includes $158,964 (which is $39,741 annualized) and $23,724 (which is $5,931 annualized) for the three months ended December 31, 2020 and September 30, 2020, respectively, of write-offs associated with accrued rent (all of which was included within rental revenue) due to the COVID-19 pandemic. Because annualizing the amount of the write-offs distorts the ratio in such a way that makes period-to-period (including quarterly to annual) comparisons of our leverage more difficult, management believes that annualizing the write-offs is inappropriate in light of the purposes for which it presents these ratios. Excluding these write-offs, BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) would have been 7.26x and 7.21x for the three months ended December 31, 2020 and September 30, 2020, respectively.

Q4 2020
Debt ratios

(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Dec-20	30-Sep-20
BXP’s Share of interest expense [1]	$113,210	$111,544
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	4,212	3,823
Adjusted interest expense excluding capitalized interest (A)	107,552	106,275
Add:
BXP’s Share of capitalized interest [1]	12,052	13,255
Adjusted interest expense including capitalized interest (B)	$119,604	$119,530

BXP’s Share of EBITDAre – cash [1,2] (C)	$363,323	$355,161

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	3.38	3.34
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.04	2.97

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Dec-20	30-Sep-20
BXP’s Share of interest expense [1]	$113,210	$111,544
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	4,212	3,823
Add:
BXP’s Share of capitalized interest [1]	12,052	13,255
BXP’s Share of maintenance capital expenditures [1]	26,730	21,722
Hotel improvements, equipment upgrades and replacements	33	69
Preferred dividends/distributions	2,625	2,625
Total Fixed Charges (A)	$148,992	$143,946

BXP’s Share of EBITDAre – cash [1,2] (B)	$363,323	$355,161
Fixed Charge Coverage Ratio (B÷A)	2.44	2.47

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a qualitative reconciliation of BXP’s Share of EBITDAre – cash, see page 32.

d

Q4 2020
Consolidated joint ventures

as of December 31, 2020
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

		Norges Joint Ventures [1]
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]	Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,201,829	$2,274,298	$5,476,127
Cash and cash equivalents	141,115	199,528	340,643
Other assets	289,044	329,513	618,557
Total assets	$3,631,988	$2,803,339	$6,435,327

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,277,484	$630,068	$2,907,552
Other liabilities	123,394	88,119	211,513
Total liabilities	2,400,878	718,187	3,119,065
Equity:
Boston Properties, Inc.	740,208	849,004	1,589,212
Noncontrolling interests	490,902	1,236,148	1,727,050	[2]
Total equity	1,231,110	2,085,152	3,316,262
Total liabilities and equity	$3,631,988	$2,803,339	$6,435,327

BXP’s nominal ownership percentage	60%	55%

Partners’ share of cash and cash equivalents [3]	$56,446	$89,788	$146,234

Partners’ share of consolidated debt [3,4]	$911,088	$283,531	$1,194,619

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Amount excludes preferred shareholders’ capital of approximately $0.1 million.
3Amounts represent the partners’ share based on their respective ownership percentages.
4Amounts adjusted for basis differentials.

Q4 2020
Consolidated joint ventures (continued)

for the three months ended December 31, 2020
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS1

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [2]	$62,671	$87,499	$150,170
Write-offs associated with accounts receivable	—	(3)	(3)
Straight-line rent	10,941	3,491	14,432
Write-offs associated with straight-line rent	—	(103)	(103)
Fair value lease revenue	(899)	109	(790)
Termination income	(19)	229	210
Total lease revenue	72,694	91,222	163,916
Parking and other	—	913	913
Total rental revenue [3]	72,694	92,135	164,829
Expenses
Operating	31,578	35,050	66,628
Net Operating Income (NOI)	41,116	57,085	98,201

Other income (expense)
Interest and other income	2	95	97
Interest expense	(21,394)	(4,770)	(26,164)
Depreciation and amortization expense	(15,532)	(20,704)	(36,236)
General and administrative expense	(2)	(118)	(120)
Total other income (expense)	(36,926)	(25,497)	(62,423)
Net income	$4,190	$31,588	$35,778

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$4,190	$31,588	$35,778
Add: Depreciation and amortization expense	15,532	20,704	36,236
Entity FFO	$19,722	$52,292	$72,014

Partners’ NCI [4]	$749	$13,231	$13,980
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	6,474	9,436	15,910
Partners’ share FFO [4]	$7,223	$22,667	$29,890

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$3,441	$18,357	$21,798
Depreciation and amortization expense - BXP’s basis difference	43	408	451
BXP’s share of depreciation and amortization expense	9,015	10,860	19,875
BXP’s share of FFO	$12,499	$29,625	$42,124
_____________
1Commencing in March 2020, the COVID-19 pandemic began to negatively impact the United States economy and the Company, and it continues to do so. For additional, detail, see page 60.
2Lease revenue includes recoveries from tenants and service income from tenants.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Amounts represent the partners’ share based on their respective ownership percentage and is adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q4 2020
Unconsolidated joint ventures [1]

as of December 31, 2020
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
540 Madison Avenue [3]	60.00%	$122	$—	—	—%	—%
Santa Monica Business Park	55.00%	145,761	163,683	July 19, 2025	4.06%	4.24%
Platform 16	55.00%	108,393	—	—	—%	—%
Gateway Commons	50.00%	336,206	—	—	—%	—%
Colorado Center	50.00%	227,671	274,660	August 9, 2027	3.56%	3.58%
Dock 72 [4,5]	50.00%	31,382	97,391	December 18, 2023	2.63%	2.85%
The Hub on Causeway	50.00%	—	—	—	—%	—%
Podium	50.00%	48,818	86,821	September 6, 2021	2.40%	2.89%
Hub50House	50.00%	50,943	85,284	April 19, 2022	2.15%	2.43%
100 Causeway Street	50.00%	56,312	107,158	September 5, 2023	1.65%	1.86%
Hotel Air Rights	50.00%	10,754	—	—	—%	—%
1001 6th Street	50.00%	42,499	—	—	—%	—%
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	58,112	80,307	April 26, 2023	1.40%	1.94%
Beach Cities Media Center	50.00%	27,184	—	—	—%	—%
Annapolis Junction	50.00%	13,463	—	—	—%	—%
Annapolis Junction Building Six	50.00%	—	5,972	November 16, 2021	2.71%	3.12%
Annapolis Junction Building Seven	50.00%	—	9,203	March 25, 2021	2.60%	2.95%
1265 Main Street	50.00%	3,787	18,514	January 1, 2032	3.77%	3.84%
Market Square North	50.00%	(3,766)	61,999	November 10, 2025	2.80%	2.96%
Wisconsin Place Parking Facility	33.33%	35,297	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(6,945)	31,457	June 6, 2023	4.15%	4.20%
3 Hudson Boulevard [6]	25.00%	113,774	19,960	July 13, 2023	3.64%	3.72%
901 New York Avenue	25.00%	(12,264)	55,102	January 5, 2025	3.61%	3.69%
Metropolitan Square	20.00%	(13,584)	56,117	July 7, 2022	5.40%	6.90%
		1,273,919
Investments with deficit balances reflected within Other Liabilities		36,559
Investment in Joint Ventures		$1,310,478
Mortgage/Construction Loans Payable, Net			$1,153,628

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	52.90%	2.50%	2.92%	2.3
Fixed Rate Debt	47.10%	3.76%	3.83%	5.6
Total Debt	100.00%	3.09%	3.35%	3.8

Q4 2020
Unconsolidated joint ventures (continued) [1]

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.
3The property was sold on June 27, 2019.
4 The property includes net equity balances from the amenity joint venture.
5 The Company recognized a $60.5 million non-cash impairment charge during the fourth quarter of 2020. The charge is the result of an increase in costs and an extension of the projected period to fully lease the property due to the COVID-19 pandemic, resulting in a lower current fair value.
6 The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.

Q4 2020
Unconsolidated joint ventures (continued)

for the three months ended December 31, 2020
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Market Square North	Metropolitan Square	901 New York Avenue	Annapolis Junction	Dock 72	Colorado Center	Santa Monica Business Park	The Hub on Causeway	Gateway Commons	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Lease [3]	$4,913	$5,270	$6,088	$1,962	$96	$18,472	$13,616	$6,309	$11,460	$6,170	$74,356
Write-offs associated with accounts receivable	—	—	—	—	—	—	—	(83)	—	—	(83)
Straight-line rent	374	1,442	520	38	3,389	673	1,846	2,868	393	(125)	11,418
Write-offs associated with straight-line rent	—	(27,075)	—	—	(15,190)	—	—	(1,217)	—	—	(43,482)
Fair value lease revenue	—	—	—	—	—	9	824	—	49	—	882
Termination income	—	—	—	—	—	870	—	—	—	—	870
Total lease revenue	5,287	(20,363)	6,608	2,000	(11,705)	20,024	16,286	7,877	11,902	6,045	43,961
Parking and other	209	167	192	—	8	1,238	1,220	10	1	512	3,557
Total rental revenue [4]	5,496	(20,196)	6,800	2,000	(11,697)	21,262	17,506	7,887	11,903	6,557	47,518
Expenses
Operating	2,301	3,227	3,467	706	3,178	5,443	6,788	4,329	4,593	3,449	37,481
Net operating income	3,195	(23,423)	3,333	1,294	(14,875)	15,819	10,718	3,558	7,310	3,108	10,037

Other income/(expense)
Development and management services revenue	—	(8)	8	14	313	—	—	—	(1)	—	326
Interest and other income	—	—	—	—	—	—	—	1,219	—	7	1,226
Interest expense	(1,094)	(5,161)	(2,044)	(230)	(2,188)	(5,033)	(7,057)	(2,391)	—	(1,483)	(26,681)
Transaction costs	(621)	—	—	(66)	(340)	—	—	—	—	—	(1,027)
Depreciation and amortization expense	(1,173)	(2,849)	(1,553)	(546)	(2,561)	(6,229)	(8,491)	(4,458)	(6,120)	(2,638)	(36,618)
General and administrative expense	(26)	(23)	(1)	—	—	(39)	(20)	(14)	(66)	—	(189)
Gain on sale of real estate	—	—	—	(8)	—	—	—	—	—	25	17
Total other income/(expense)	(2,914)	(8,041)	(3,590)	(836)	(4,776)	(11,301)	(15,568)	(5,644)	(6,187)	(4,089)	(62,946)
Net income/(loss)	$281	$(31,464)	$(257)	$458	$(19,651)	$4,518	$(4,850)	$(2,086)	$1,123	$(981)	$(52,909)

BXP’s economic ownership percentage	50%	20%	50%	50%	50%	50%	55%	50%	55%

Q4 2020
Unconsolidated joint ventures (continued)

Reconciliation of BXP’s share of Funds from Operations (FFO)	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction	Dock 72	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Gateway Commons	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
BXP’s share of net income/(loss)	$141	$(6,295)	$(66)	[5]	$229	$(9,826)	$2,259		$(2,672)	$(1,043)	$618	$(455)	$(17,110)
Basis differential
Straight-line rent	$—	$—	$—		$—	$—	$410	[6]	$—	$—	$8	$—	$418
Write-offs associated with straight-line rent	—	—	—		—	—	39		—	—	—	—	39
Fair value lease revenue	—	—	—		—	—	429	[6]	—	—	(241)	—	188
Termination income	—	—	—		—	—	337		—	—	—	—	337
Depreciation and amortization expense	(43)	16	(26)		(4)	(53)	(1,859)		10	(33)	(1,043)	(13)	(3,048)
Gain on sale of real estate	—	—	—		—	—	—		—	—	—	—	—
Impairment loss on investment [7]	—	—	—		—	(60,524)	—		—	—	—	—	(60,524)
Total basis differential [8]	(43)	16	(26)		(4)	(48,251)	(644)	[6]	10	(33)	(1,276)	(13)	(50,264)
Income/(loss) from unconsolidated joint ventures	98	(6,279)	(92)	[5]	225	(70,403)	1,615		(2,662)	(1,076)	(658)	(468)	(79,700)
Add:
BXP’s share of depreciation and amortization expense	627	548	1,149	[5]	277	1,333	4,973		4,660	2,262	4,409	930	21,168
BXP’s share of impairment loss on investment	—	—	—		—	60,524	—		—	—	—	—	60,524
Less:
BXP’s share of gain on sale of real estate	—	—	—		(4)	—	—		—	—	—	16	12
BXP’s share of FFO	$725	$(5,731)	$1,057		$506	$(8,546)	$6,588		$1,998	$1,186	$3,751	$446	$1,980
_____________
1Commencing in March 2020, the COVID-19 pandemic began to negatively impact the United States economy and the Company, and it continues to do so. For additional detail, see page 60.
2 Includes 1001 6th Street (50% ownership), 500 North Capitol Street, N.W. (30% ownership), 7750 Wisconsin Avenue (50% ownership), 1265 Main Street (50% ownership), Wisconsin Place Parking Facility (33% ownership), 3 Hudson Boulevard (25% ownership), 540 Madison Avenue (60% ownership), Platform 16 (55% ownership) and Beach Cities Media Center (50% ownership).
3 Lease revenue includes recoveries from tenants and service income from tenants.
4 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
5 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
6 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.
7 Represents the other-than-temporary decline in the fair values below the carrying values of certain of the Company’s investments in unconsolidated joint ventures.
8 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q4 2020
Lease expirations - All in-service properties[1,2,3,5]

as of December 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2020	466,850	306,203	17,325,050	56.58	17,325,050	56.58	0.82%	[4]
2021	2,826,133	2,414,624	134,371,149	55.65	135,503,746	56.12	6.48%	[5]
2022	2,634,739	2,297,602	143,913,266	62.64	141,536,275	61.60	6.17%
2023	2,138,588	1,884,254	131,655,243	69.87	140,743,510	74.69	5.06%
2024	3,624,391	3,216,804	202,224,824	62.87	208,101,983	64.69	8.64%
2025	2,682,655	2,419,436	155,842,909	64.41	164,867,906	68.14	6.50%
2026	3,566,257	2,780,490	205,253,276	73.82	229,488,887	82.54	7.47%
2027	2,135,243	1,888,550	123,738,775	65.52	136,406,450	72.23	5.07%
2028	2,329,649	2,111,652	151,377,211	71.69	170,732,741	80.85	5.67%
2029	2,275,251	2,109,290	145,540,076	69.00	168,007,440	79.65	5.66%
Thereafter	13,759,144	11,676,938	909,040,950	77.85	1,112,769,110	95.30	31.36%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2020	438	438	98,076	223.92	98,076	223.92	0.02%	[4]
2021	404,959	368,492	15,189,254	41.22	15,256,465	41.40	16.75%	[5]
2022	176,095	164,560	11,761,496	71.47	12,084,841	73.44	7.48%
2023	157,289	153,466	9,866,398	64.29	10,863,977	70.79	6.97%
2024	144,780	135,051	13,903,450	102.95	16,240,055	120.25	6.14%
2025	177,931	164,835	9,649,889	58.54	11,605,457	70.41	7.49%
2026	109,873	100,109	19,956,016	199.34	18,702,126	186.82	4.55%
2027	85,640	80,373	11,538,695	143.56	12,960,903	161.26	3.65%
2028	130,798	116,614	7,615,477	65.30	8,909,399	76.40	5.30%
2029	122,277	98,702	9,265,623	93.87	10,896,035	110.39	4.49%
Thereafter	601,674	443,324	60,078,036	135.52	76,125,766	171.72	20.15%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2020	467,288	306,641	17,423,126	56.82	17,423,126	56.82	0.78%	[4]
2021	3,231,092	2,783,116	149,560,403	53.74	150,760,211	54.17	7.06%	[5]
2022	2,810,834	2,462,162	155,674,762	63.23	153,621,116	62.39	6.24%
2023	2,295,877	2,037,720	141,521,641	69.45	151,607,487	74.40	5.17%
2024	3,769,171	3,351,855	216,128,274	64.48	224,342,038	66.93	8.50%
2025	2,860,586	2,584,271	165,492,798	64.04	176,473,363	68.29	6.55%
2026	3,676,130	2,880,599	225,209,292	78.18	248,191,013	86.16	7.30%
2027	2,220,883	1,968,923	135,277,470	68.71	149,367,353	75.86	4.99%
2028	2,460,447	2,228,266	158,992,688	71.35	179,642,140	80.62	5.65%
2029	2,397,528	2,207,992	154,805,699	70.11	178,903,475	81.03	5.60%
Thereafter	14,360,818	12,120,262	969,118,986	79.96	1,188,894,876	98.09	30.73%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2021, the Company terminated leases for an aggregate of (A) 26,284 square feet of office space, of which BXP’s Share is 15,770 SF, and (B) 223,685 SF of retail space, of which BXP’s Share is 191,008 SF. BXP’s Share of current and future annualized rental obligations is (A) $2,113,317 for office space and (B) $7,463,887 for retail space for which the Company is not currently recognizing revenue.

Q4 2020
Lease expirations - Boston region in-service properties [1,2,3,5]

as of December 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	112,251	112,251	6,147,577	54.77	6,147,577	54.77	[4]
2021	695,018	682,662	31,045,131	45.48	31,118,665	45.58
2022	879,506	836,445	42,668,776	51.01	39,178,732	46.84
2023	792,744	733,343	41,783,132	56.98	44,587,558	60.80
2024	855,578	825,315	44,747,258	54.22	46,605,553	56.47
2025	1,081,332	1,064,817	61,227,113	57.50	63,919,935	60.03
2026	1,280,262	1,041,203	70,346,961	67.56	78,216,903	75.12
2027	675,153	667,353	38,186,851	57.22	42,103,506	63.09
2028	1,084,184	1,084,184	67,154,696	61.94	72,927,688	67.27
2029	722,793	626,814	31,495,907	50.25	37,016,733	59.06
Thereafter	4,781,552	4,259,607	288,137,290	67.64	354,949,001	83.33

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	438	438	98,076	223.92	98,076	223.92	[4]
2021	362,537	330,597	11,331,436	34.28	11,333,283	34.28	[5]
2022	50,946	45,028	3,124,279	69.39	3,138,901	69.71
2023	51,092	51,092	4,713,662	92.26	4,792,996	93.81
2024	80,177	80,177	5,812,718	72.50	5,848,668	72.95
2025	38,874	38,874	2,976,019	76.56	3,177,245	81.73
2026	25,508	25,508	5,753,906	225.57	6,253,426	245.16
2027	54,619	54,619	10,092,553	184.78	11,079,378	202.85
2028	43,452	43,452	5,908,186	135.97	6,804,990	156.61
2029	51,277	49,927	6,116,315	122.51	6,953,953	139.28
Thereafter	234,292	159,787	11,262,448	70.48	13,053,886	81.70

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	112,689	112,689	6,245,653	55.42	6,245,653	55.42	[4]
2021	1,057,555	1,013,259	42,376,567	41.82	42,451,948	41.90	[5]
2022	930,452	881,473	45,793,055	51.95	42,317,633	48.01
2023	843,836	784,435	46,496,794	59.27	49,380,554	62.95
2024	935,755	905,492	50,559,976	55.84	52,454,221	57.93
2025	1,120,206	1,103,691	64,203,132	58.17	67,097,180	60.79
2026	1,305,770	1,066,711	76,100,867	71.34	84,470,329	79.19
2027	729,772	721,972	48,279,404	66.87	53,182,884	73.66
2028	1,127,636	1,127,636	73,062,882	64.79	79,732,678	70.71
2029	774,070	676,741	37,612,222	55.58	43,970,686	64.97
Thereafter	5,015,844	4,419,394	299,399,738	67.75	368,002,887	83.27
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2021, the Company terminated leases for an aggregate of 221,838 SF, of which BXP’s Share is 189,900 SF. BXP’s Share of current and future annualized rental obligations is $6,216,464 for which the Company is not currently recognizing revenue.

Q4 2020
Quarterly lease expirations - Boston region in-service properties [1,2,3,5]

as of December 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	112,251	112,251	6,147,577	54.77	6,147,577	54.77	[4]
Total 2020	112,251	112,251	6,147,577	54.77	6,147,577	54.77

Q1 2021	221,699	218,429	8,896,010	40.73	8,896,010	40.73
Q2 2021	289,726	289,726	12,810,315	44.22	12,810,315	44.22
Q3 2021	40,057	40,057	1,915,191	47.81	1,915,191	47.81
Q4 2021	143,536	134,450	7,423,615	55.21	7,497,149	55.76
Total 2021	695,018	682,662	31,045,131	45.48	31,118,665	45.58

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	438	438	98,076	223.92	98,076	223.92	[4]
Total 2020	438	438	98,076	223.92	98,076	223.92

Q1 2021	357,232	325,294	10,511,406	32.31	10,511,406	32.31	[5]
Q2 2021	1,725	1,725	239,557	138.87	239,557	138.87
Q3 2021	1,540	1,540	281,535	182.82	281,535	182.82
Q4 2021	2,040	2,038	298,938	146.67	300,785	147.57
Total 2021	362,537	330,597	11,331,436	34.28	11,333,283	34.28

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	112,689	112,689	6,245,653	55.42	6,245,653	55.42	[4]
Total 2020	112,689	112,689	6,245,653	55.42	6,245,653	55.42

Q1 2021	578,931	543,723	19,407,416	35.69	19,407,416	35.69	[5]
Q2 2021	291,451	291,451	13,049,872	44.78	13,049,872	44.78
Q3 2021	41,597	41,597	2,196,726	52.81	2,196,726	52.81
Q4 2021	145,576	136,488	7,722,553	56.58	7,797,934	57.13
Total 2021	1,057,555	1,013,259	42,376,567	41.82	42,451,948	41.90
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2021, the Company terminated leases for an aggregate of 221,838 SF, of which BXP’s Share is 189,900 SF. BXP’s Share of current and future annualized rental obligations is $6,216,464 for which the Company is not currently recognizing revenue.

Q4 2020
Lease expirations - Los Angeles region in-service properties [1,2,3]

as of December 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	41,666	21,457	1,217,304	56.73	1,217,304	56.73	[4]
2021	645,014	333,398	22,721,643	68.15	22,792,497	68.36
2022	37,612	20,263	1,480,568	73.07	1,558,314	76.90
2023	91,536	50,345	2,834,563	56.30	2,999,217	59.57
2024	128,688	70,778	4,406,891	62.26	5,053,724	71.40
2025	6,475	3,561	243,590	68.40	289,308	81.24
2026	457,294	251,512	16,452,084	65.41	19,374,361	77.03
2027	—	—	—	—	—	—
2028	280,704	144,608	10,337,646	71.49	13,407,717	92.72
2029	—	—	—	—	—	—
Thereafter	346,204	173,102	11,533,167	66.63	19,274,112	111.35

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	—	—	—	—	—	—
2021	7,576	3,788	112,965	29.82	116,354	30.72
2022	—	—	—	—	—	—
2023	1,405	703	46,269	65.86	48,314	68.77
2024	4,333	2,283	120,332	52.70	134,265	58.81
2025	17,218	9,381	1,136,631	121.16	1,159,200	123.56
2026	5,827	3,205	295,269	92.13	339,285	105.87
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	20,965	1,194,533	56.98	1,370,543	65.37
Thereafter	23,276	11,902	783,667	65.84	1,006,379	84.55

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	41,666	21,457	1,217,304	56.73	1,217,304	56.73	[4]
2021	652,590	337,186	22,834,608	67.72	22,908,851	67.94
2022	37,612	20,263	1,480,568	73.07	1,558,314	76.90
2023	92,941	51,048	2,880,832	56.43	3,047,531	59.70
2024	133,021	73,061	4,527,223	61.96	5,187,989	71.01
2025	23,693	12,942	1,380,221	106.65	1,448,508	111.92
2026	463,121	254,717	16,747,353	65.75	19,713,646	77.39
2027	—	—	—	—	—	—
2028	280,704	144,608	10,337,646	71.49	13,407,717	92.72
2029	38,118	20,965	1,194,533	56.98	1,370,543	65.37
Thereafter	369,480	185,004	12,316,834	66.58	20,280,491	109.62
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2020
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]

as of December 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	41,666	21,457	1,217,304	56.73	1,217,304	56.73	[4]
Total 2020	41,666	21,457	1,217,304	56.73	1,217,304	56.73

Q1 2021	363,610	191,927	12,449,011	64.86	12,452,770	64.88
Q2 2021	4,964	2,730	127,274	46.62	130,951	47.96
Q3 2021	5,581	3,070	194,281	63.29	200,818	65.42
Q4 2021	270,859	135,671	9,951,077	73.35	10,007,959	73.77
Total 2021	645,014	333,398	22,721,643	68.15	22,792,497	68.36

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	—	—	—	—	—	—
Total 2020	—	—	—	—	—	—

Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	7,576	3,788	112,965	29.82	116,354	30.72
Q4 2021	—	—	—	—	—	—
Total 2021	7,576	3,788	112,965	29.82	116,354	30.72

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	41,666	21,457	1,217,304	56.73	1,217,304	56.73	[4]
Total 2020	41,666	21,457	1,217,304	56.73	1,217,304	56.73

Q1 2021	363,610	191,927	12,449,011	64.86	12,452,770	64.88
Q2 2021	4,964	2,730	127,274	46.62	130,951	47.97
Q3 2021	13,157	6,858	307,246	44.80	317,172	46.25
Q4 2021	270,859	135,671	9,951,077	73.35	10,007,959	73.77
Total 2021	652,590	337,186	22,834,608	67.72	22,908,851	67.94
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2020
Lease expirations - New York region in-service properties [1,2,3,5]

as of December 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	211,572	120,829	7,582,942	62.76	7,582,942	62.76	[4,5]
2021	338,492	285,793	25,491,599	89.20	25,457,639	89.08
2022	626,270	525,217	43,757,400	83.31	43,352,265	82.54
2023	402,827	316,567	32,703,756	103.31	35,858,086	113.27
2024	1,279,553	1,039,651	71,921,081	69.18	71,399,030	68.68
2025	583,774	519,878	42,773,036	82.28	43,725,332	84.11
2026	707,329	513,802	44,116,108	85.86	45,829,734	89.20
2027	474,687	391,134	27,754,464	70.96	29,854,133	76.33
2028	271,207	249,161	22,491,157	90.27	24,268,476	97.40
2029	630,080	603,713	62,048,306	102.78	67,382,780	111.61
Thereafter	4,165,060	3,230,959	300,299,870	92.94	361,120,226	111.77

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	—	—	—	—	—	—
2021	2,562	1,823	1,376,004	754.72	1,265,424	694.07	[5]
2022	27,093	27,022	4,086,369	151.22	4,086,369	151.22
2023	—	—	—	—	—	—
2024	19,567	11,888	5,966,486	501.88	7,466,771	628.08
2025	—	—	—	—	—	—
2026	23,438	19,320	11,049,307	571.90	8,504,118	440.17
2027	243	146	21,600	148.15	21,600	148.15
2028	—	—	—	—	—	—
2029	3,135	3,135	678,475	216.42	826,001	263.48
Thereafter	239,614	176,049	42,309,400	240.33	55,598,714	315.81

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	211,572	120,829	7,582,942	62.76	7,582,942	62.76	[4,5]
2021	341,054	287,616	26,867,603	93.41	26,723,063	92.91
2022	653,363	552,239	47,843,769	86.64	47,438,634	85.90
2023	402,827	316,567	32,703,756	103.31	35,858,086	113.27
2024	1,299,120	1,051,539	77,887,567	74.07	78,865,801	75.00
2025	583,774	519,878	42,773,036	82.28	43,725,332	84.11
2026	730,767	533,122	55,165,415	103.48	54,333,852	101.92
2027	474,930	391,280	27,776,064	70.99	29,875,733	76.35
2028	271,207	249,161	22,491,157	90.27	24,268,476	97.40
2029	633,215	606,848	62,726,781	103.36	68,208,781	112.40
Thereafter	4,404,674	3,407,008	342,609,270	100.56	416,718,940	122.31
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2021 the Company terminated leases for an aggregate of (A) 26,284 square feet of office space, of which BXP’s Share is 15,770 SF, and (B) 1,847 SF of retail space, of which BXP’s Share is 1,108 SF. BXP’s Share of current and future annualized rental obligations (A) $2,133,317 for office space and (B) $1,247,423 for retail space for which the Company is not currently recognizing revenue.

Q4 2020
Quarterly lease expirations - New York region in-service properties [1,2,3,5]

as of December 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	211,572	120,829	7,582,942	62.76	7,582,942	62.76	[4]
Total 2020	211,572	120,829	7,582,942	62.76	7,582,942	62.76

Q1 2021	54,013	43,499	2,901,701	66.71	2,901,701	66.71	[5]
Q2 2021	106,522	89,605	7,481,293	83.49	7,481,293	83.49
Q3 2021	108,788	83,520	9,160,926	109.69	9,126,966	109.28
Q4 2021	69,169	69,169	5,947,679	85.99	5,947,679	85.99
Total 2021	338,492	285,793	25,491,599	89.20	25,457,639	89.08

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	—	—	—	—	—	—
Total 2020	—	—	—	—	—	—

Q1 2021	1,847	1,108	1,247,424	1,125.63	1,247,424	1,125.63	[5]
Q2 2021	715	715	128,581	179.83	18,000	25.17
Q3 2021	—	—	—	—	—	—
Q4 2021	—	—	—	—	—	—
Total 2021	2,562	1,823	1,376,004	754.72	1,265,424	694.07

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	211,572	120,829	7,582,942	62.76	7,582,942	62.76	[4]
Total 2020	211,572	120,829	7,582,942	62.76	7,582,942	62.76

Q1 2021	55,860	44,607	4,149,125	93.02	4,149,125	93.02	[5]
Q2 2021	107,237	90,320	7,609,874	84.25	7,499,293	83.03
Q3 2021	108,788	83,520	9,160,926	109.69	9,126,966	109.28
Q4 2021	69,169	69,169	5,947,679	85.99	5,947,679	85.99
Total 2021	341,054	287,616	26,867,603	93.41	26,723,063	92.91
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2021 the Company terminated leases for an aggregate of (A) 26,284 square feet of office space, of which BXP’s Share is 15,770 SF, and (B) 1,847 SF of retail space, of which BXP’s Share is 1,108 SF. BXP’s Share of current and future annualized rental obligations (A) $2,133,317 for office space and (B) $1,247,423 for retail space for which the Company is not currently recognizing revenue.

Q4 2020
Lease expirations - San Francisco region in-service properties [1,2,3]

as of December 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	95,380	47,690	2,123,715	44.53	2,123,715	44.53	[4]
2021	749,733	725,906	38,509,443	53.05	39,413,905	54.30
2022	724,584	592,600	40,578,111	68.47	41,579,605	70.16
2023	608,126	550,949	42,186,767	76.57	44,454,541	80.69
2024	647,745	613,995	43,482,325	70.82	44,882,507	73.10
2025	473,342	463,598	37,422,436	80.72	41,589,251	89.71
2026	604,753	521,720	40,599,944	77.82	49,037,006	93.99
2027	380,008	376,685	33,725,531	89.53	38,076,178	101.08
2028	499,859	487,603	41,484,742	85.08	48,619,118	99.71
2029	259,888	241,604	22,310,079	92.34	27,364,218	113.26
Thereafter	1,772,859	1,756,493	166,321,791	94.69	196,712,594	111.99

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	—	—	—	—	—	—
2021	6,538	6,538	459,735	70.32	491,724	75.21
2022	33,796	33,796	1,641,638	48.57	1,690,179	50.01
2023	38,176	38,176	1,958,356	51.30	2,331,397	61.07
2024	8,266	8,266	323,402	39.12	446,605	54.03
2025	31,271	31,271	1,622,084	51.87	2,427,909	77.64
2026	12,247	12,247	949,073	77.49	1,054,176	86.08
2027	9,260	9,260	376,086	40.61	516,754	55.80
2028	9,722	9,722	609,564	62.70	698,283	71.83
2029	9,944	9,944	584,965	58.83	831,999	83.67
Thereafter	41,285	39,887	2,458,263	61.63	2,914,846	73.08

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	95,380	47,690	2,123,715	$44.53	2,123,715	44.53	[4]
2021	756,271	732,444	38,969,178	53.20	39,905,629	54.48
2022	758,380	626,396	42,219,749	67.40	43,269,784	69.08
2023	646,302	589,125	44,145,123	74.93	46,785,938	79.42
2024	656,011	622,261	43,805,727	70.40	45,329,112	72.85
2025	504,613	494,869	39,044,520	78.90	44,017,160	88.95
2026	617,000	533,967	41,549,017	77.81	50,091,182	93.81
2027	389,268	385,945	34,101,617	88.36	38,592,932	100.00
2028	509,581	497,325	42,094,306	84.64	49,317,401	99.17
2029	269,832	251,548	22,895,044	91.02	28,196,217	112.09
Thereafter	1,814,144	1,796,380	168,780,054	93.96	199,627,440	111.13
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2020
Lease expirations - San Francisco region in-service properties [1,2,3]

as of December 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	95,380	47,690	2,123,715	44.53	2,123,715	44.53	[4]
Total 2020	95,380	47,690	2,123,715	44.53	2,123,715	44.53

Q1 2021	350,747	344,498	15,151,382	43.98	15,222,301	44.19
Q2 2021	50,858	49,838	3,325,396	66.72	3,325,396	66.72
Q3 2021	160,764	152,466	9,772,808	64.10	9,785,209	64.18
Q4 2021	187,364	179,105	10,259,857	57.28	11,080,998	61.87
Total 2021	749,733	725,906	38,509,443	53.05	39,413,905	54.30

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	—	—	—	—	—	—
Total 2020	—	—	—	—	—	—

Q1 2021	1,964	1,964	183,819	93.59	183,819	93.59
Q2 2021	738	738	50,687	68.68	50,687	68.68
Q3 2021	821	821	86,222	105.02	86,222	105.02
Q4 2021	3,015	3,015	139,007	46.11	170,996	56.72
Total 2021	6,538	6,538	459,735	70.32	491,724	75.21

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	95,380	47,690	2,123,715	44.53	2,123,715	44.53	[4]
Total 2020	95,380	47,690	2,123,715	44.53	2,123,715	44.53

Q1 2021	352,711	346,462	15,335,201	44.26	15,406,120	44.47
Q2 2021	51,596	50,576	3,376,083	66.75	3,376,083	66.75
Q3 2021	161,585	153,287	9,859,030	64.32	9,871,431	64.40
Q4 2021	190,379	182,120	10,398,864	57.10	11,251,994	61.78
Total 2021	756,271	732,444	38,969,178	53.20	39,905,629	54.48
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2020
Lease expirations - Washington, DC region in-service properties [1,2,3]

as of December 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	5,981	3,976	253,512	63.76	253,512	63.76	[4]
2021	397,876	386,865	16,603,333	42.92	16,721,040	43.22
2022	366,767	323,077	15,428,411	47.75	15,867,359	49.11
2023	243,355	233,050	12,147,025	52.12	12,844,108	55.11
2024	712,827	667,065	37,667,269	56.47	40,161,169	60.21
2025	537,732	367,582	14,176,734	38.57	15,344,080	41.74
2026	516,619	452,253	33,738,179	74.60	37,030,883	81.88
2027	605,395	453,378	24,071,929	53.09	26,372,633	58.17
2028	193,695	146,096	9,908,970	67.83	11,509,742	78.78
2029	662,490	637,159	29,685,784	46.59	36,243,709	56.88
Thereafter	2,693,469	2,256,777	142,748,832	63.25	180,713,177	80.08
RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	—	—	—	—	—	—
2021	25,746	25,746	1,909,114	74.15	2,049,680	79.61
2022	64,260	58,714	2,909,210	49.55	3,169,392	53.98
2023	66,616	63,495	3,148,111	49.58	3,691,270	58.14
2024	32,437	32,437	1,680,512	51.81	2,343,746	72.26
2025	90,568	85,309	3,915,155	45.89	4,841,103	56.75
2026	42,853	39,829	1,908,461	47.92	2,551,121	64.05
2027	21,518	16,348	1,048,456	64.13	1,343,171	82.16
2028	77,624	63,440	1,097,727	17.30	1,406,126	22.16
2029	19,803	14,731	691,335	46.93	913,539	62.01
Thereafter	63,207	55,699	3,264,258	58.61	3,551,941	63.77

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	5,981	3,976	253,512	63.76	253,512	63.76	[4]
2021	423,622	412,611	18,512,447	44.87	18,770,720	45.49
2022	431,027	381,791	18,337,621	48.03	19,036,751	49.86
2023	309,971	296,545	15,295,136	51.58	16,535,378	55.76
2024	745,264	699,502	39,347,781	56.25	42,504,915	60.76
2025	628,300	452,891	18,091,889	39.95	20,185,183	44.57
2026	559,472	492,082	35,646,640	72.44	39,582,004	80.44
2027	626,913	469,726	25,120,385	53.48	27,715,804	59.00
2028	271,319	209,536	11,006,697	52.53	12,915,868	61.64
2029	682,293	651,890	30,377,119	46.60	37,157,248	57.00
Thereafter	2,756,676	2,312,476	146,013,090	63.14	184,265,118	79.68
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2020
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of December 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	5,981	3,976	253,512	63.76	253,512	63.76	[4]
Total 2020	5,981	3,976	253,512	63.76	253,512	63.76

Q1 2021	103,330	100,457	5,595,442	55.70	5,635,106	56.09
Q2 2021	71,788	66,899	2,774,187	41.47	2,787,908	41.67
Q3 2021	65,270	62,022	3,178,378	51.25	3,220,808	51.93
Q4 2021	157,488	157,488	5,055,326	32.10	5,077,218	32.24
Total 2021	397,876	386,865	16,603,333	42.92	16,721,040	43.22

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	—	—	—	—	—	—
Total 2020	—	—	—	—	—	—

Q1 2021	8,681	8,681	858,813	98.93	992,193	114.29
Q2 2021	6,677	6,677	460,111	68.91	460,111	68.91
Q3 2021	4,491	4,491	285,192	63.50	285,192	63.50
Q4 2021	5,897	5,897	304,997	51.72	312,183	52.94
Total 2021	25,746	25,746	1,909,114	74.15	2,049,680	79.61

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	5,981	3,976	253,512	63.76	253,512	63.76	[4]
Total 2020	5,981	3,976	253,512	63.76	253,512	63.76

Q1 2021	112,011	109,138	6,454,255	59.14	6,627,299	60.72
Q2 2021	78,465	73,576	3,234,298	43.96	3,248,019	44.15
Q3 2021	69,761	66,513	3,463,570	52.07	3,506,000	52.71
Q4 2021	163,385	163,385	5,360,323	32.81	5,389,401	32.99
Total 2021	423,622	412,611	18,512,447	44.87	18,770,720	45.49
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2020
Lease expirations - CBD properties [1,2,3,5]
as of December 31, 2020

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	85,170	85,170	5,064,959	59.47	5,064,959	59.47	[4]
2021	577,832	533,536	22,986,947	43.08	23,037,842	43.18	[5]
2022	265,005	216,026	15,058,124	69.71	15,258,461	70.63
2023	475,294	415,893	30,793,699	74.04	32,413,441	77.94
2024	467,268	437,005	29,515,782	67.54	30,362,971	69.48
2025	344,443	327,928	25,336,685	77.26	26,663,188	81.31
2026	1,077,631	838,572	64,584,958	77.02	70,682,967	84.29
2027	390,245	382,445	33,629,011	87.93	36,628,348	95.77
2028	923,818	923,818	63,937,682	69.21	69,655,716	75.40
2029	483,498	386,169	26,815,195	69.44	31,042,544	80.39
Thereafter	4,371,205	3,832,239	271,079,150	70.74	337,306,314	88.02

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	41,666	21,457	1,217,304	56.73	1,217,304	56.73	[4]
2021	652,590	337,186	22,834,608	67.72	22,908,851	67.94
2022	37,612	20,263	1,480,568	73.07	1,558,314	76.90
2023	92,941	51,047	2,880,833	56.43	3,047,530	59.70
2024	133,021	73,062	4,527,223	61.96	5,187,989	71.01
2025	23,693	12,943	1,380,220	106.64	1,448,508	111.92
2026	463,121	254,717	16,747,353	65.75	19,713,646	77.39
2027	—	—	—	—	—	—
2028	280,704	144,608	10,337,646	71.49	13,407,717	92.72
2029	38,118	20,965	1,194,533	56.98	1,370,543	65.37
Thereafter	369,480	185,004	12,316,834	66.58	20,280,491	109.62

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	202,755	112,012	7,227,012	64.52	7,227,012	64.52	[4]
2021	258,275	204,838	23,974,051	117.04	23,863,470	116.50	[5]
2022	540,412	439,287	43,609,387	99.27	43,164,664	98.26
2023	355,160	268,900	30,970,263	115.17	34,083,318	126.75
2024	815,061	567,480	59,588,594	105.01	60,144,704	105.99
2025	360,347	296,451	34,240,853	115.50	34,683,291	117.00
2026	515,021	317,376	46,309,758	145.91	44,870,874	141.38
2027	255,424	171,774	19,862,601	115.63	21,337,437	124.22
2028	216,656	194,610	20,437,403	105.02	22,029,272	113.20
2029	586,449	560,082	61,078,279	109.05	66,349,832	118.46
Thereafter	4,177,157	3,179,491	333,920,904	105.02	406,903,598	127.98

Q4 2020
Lease expirations - CBD properties (continued) [1,2,3,5]
as of December 31, 2020

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	—	—	—	—	—	—
2021	279,369	279,369	22,776,445	81.53	23,660,266	84.69
2022	424,833	424,833	31,708,122	74.64	32,450,972	76.39
2023	390,269	390,269	31,036,156	79.53	32,908,849	84.32
2024	535,983	535,983	38,671,393	72.15	39,654,999	73.99
2025	314,822	314,822	25,557,437	81.18	28,913,613	91.84
2026	450,934	450,934	34,896,964	77.39	42,688,164	94.67
2027	350,361	350,361	31,577,464	90.13	35,633,537	101.71
2028	485,069	485,069	41,488,118	85.53	48,550,961	100.09
2029	233,264	233,264	22,071,847	94.62	27,139,494	116.35
Thereafter	1,778,614	1,778,614	167,960,915	94.43	198,532,775	111.62

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	2,674	669	46,797	70.00	46,797	70.00	[4]
2021	33,278	22,267	1,590,293	71.42	1,747,726	78.49
2022	141,443	92,207	6,144,709	66.64	6,414,851	69.57
2023	51,216	37,790	2,814,100	74.47	2,967,005	78.51
2024	179,624	163,032	12,957,710	79.48	13,792,883	84.60
2025	172,610	60,816	3,605,948	59.29	3,920,563	64.47
2026	344,762	277,373	26,323,791	94.90	29,270,413	105.53
2027	209,279	67,795	5,271,715	77.76	6,010,237	88.65
2028	196,742	134,959	9,371,894	69.44	11,047,931	81.86
2029	59,730	29,327	2,141,972	73.04	2,600,323	88.67
Thereafter	1,446,811	1,002,611	76,527,270	76.33	93,558,111	93.31

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Rentable square footage subject to expiring leases include leases terminated by the Company where the tenant is still occupying the space. In 2021, the Company terminated leases for an aggregate of (A) 221,838 square feet of space in Boston, of which BXP’s Share is 189,900 SF and (B) 28,131 SF of space in New York of which BXP’s Share is 16,879 SF. BXP’s Share of current and future annualized rental obligations is (A) $6,216,464 for Boston and (B) $3,380,740 for New York for which the Company is not currently recognizing revenue..

Q4 2020
Lease expirations - Suburban properties [1,2,3]
as of December 31, 2020

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	27,519	27,519	1,180,694	42.90	1,180,694	42.90	[4]
2021	479,723	479,723	19,389,620	40.42	19,414,105	40.47
2022	665,447	665,447	30,734,931	46.19	27,059,172	40.66
2023	368,542	368,542	15,703,095	42.61	16,967,113	46.04
2024	468,487	468,487	21,044,195	44.92	22,091,250	47.15
2025	775,763	775,763	38,866,447	50.10	40,433,992	52.12
2026	228,139	228,139	11,515,910	50.48	13,787,362	60.43
2027	339,527	339,527	14,650,393	43.15	16,554,535	48.76
2028	203,818	203,818	9,125,200	44.77	10,076,963	49.44
2029	290,572	290,572	10,797,026	37.16	12,928,142	44.49
Thereafter	644,639	587,155	28,320,588	48.23	30,696,573	52.28

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	8,817	8,817	355,930	40.37	355,930	40.37	[4]
2021	82,779	82,779	2,893,553	34.96	2,859,592	34.54
2022	112,951	112,951	4,234,382	37.49	4,273,970	37.84
2023	47,667	47,667	1,733,493	36.37	1,774,767	37.23
2024	484,059	484,059	18,298,973	37.80	18,721,097	38.68
2025	223,427	223,427	8,532,183	38.19	9,042,040	40.47
2026	215,746	215,746	8,855,657	41.05	9,462,978	43.86
2027	219,506	219,506	7,913,463	36.05	8,538,295	38.90
2028	54,551	54,551	2,053,754	37.65	2,239,204	41.05
2029	46,766	46,766	1,648,501	35.25	1,858,948	39.75
Thereafter	227,517	227,517	8,688,366	38.19	9,815,343	43.14

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	95,380	47,690	2,123,715	44.53	2,123,715	44.53	[4]
2021	476,902	453,075	16,192,733	35.74	16,245,363	35.86
2022	333,547	201,563	10,511,627	52.15	10,818,812	53.67
2023	256,033	198,856	13,108,967	65.92	13,877,089	69.78
2024	120,028	86,278	5,134,334	59.51	5,674,113	65.77
2025	189,791	180,047	13,487,084	74.91	15,103,547	83.89
2026	166,066	83,033	6,652,053	80.11	7,403,017	89.16
2027	38,907	35,584	2,524,153	70.94	2,959,395	83.17
2028	24,512	12,256	606,188	49.46	766,440	62.54
2029	36,568	18,284	823,196	45.02	1,056,723	57.79
Thereafter	35,530	17,765	819,140	46.11	1,094,665	61.62

Q4 2020
Lease expirations - Suburban properties (continued) [1,2,3]
as of December 31, 2020

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	3,307	3,307	206,715	62.51	206,715	62.51	[4]
2021	390,344	390,344	16,922,153	43.35	17,022,994	43.61
2022	289,584	289,584	12,192,912	42.10	12,621,900	43.59
2023	258,755	258,755	12,481,037	48.23	13,568,372	52.44
2024	565,640	536,470	26,390,072	49.19	28,712,032	53.52
2025	455,690	392,076	14,485,940	36.95	16,264,619	41.48
2026	214,710	214,710	9,322,849	43.42	10,311,591	48.03
2027	417,634	401,932	19,848,670	49.38	21,705,567	54.00
2028	74,577	74,577	1,634,803	21.92	1,867,938	25.05
2029	622,563	622,563	28,235,147	45.35	34,556,925	55.51
Thereafter	1,309,865	1,309,865	69,485,820	53.05	90,707,007	69.25

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2020
Research coverage

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed above do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Jacob Kilstein	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs & Company, Inc.	Richard Skidmore	801.741.5459
Green Street Advisors	Daniel Ismail	949.640.8780
Jefferies & Co.	Jonathan Petersen	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Mizuho Securities	Omotayo Okusanya	212.205.7855
Morgan Stanley	Vikram Malhotra	212.761.7064
Morningstar	Michael Wong	312.384.5404
Piper Sandler Companies	Alexander Goldfarb / Daniel Santos	212.466.7937 / 212.466.7927
RW Baird	David Rodgers	216.737.7341
Scotiabank GBM	Nicholas Yulico	212.225.6904
SMBC Nikko Securities Inc.	Richard Anderson	646.521.2351
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Brent Dilts	212.713.1841
Wells Fargo Securities	Blaine Heck	443.263.6529

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Thierry Perrein / Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q4 2020
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) on and after February 4, 2018, which was the end of the performance period for 2015 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) on and after February 9, 2019, which was the end of the performance period for 2016 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units and (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units plus (z) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2018, 2019 and 2020 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q4 2020
Definitions (continued)
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc. common shareholders.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. common shareholders in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q4 2020
Definitions (continued)
Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization and (2) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q4 2020
Definitions (continued)
Net Operating Income/(Loss) (NOI)
Net operating income/(loss) (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense, losses from early extinguishments of debt and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, straight-line ground rent expense adjustment and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 23 - 26 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q4 2020
Reconciliations

(unaudited and in thousands)

BXP’s Share of select items

	Three Months Ended
	31-Dec-20	30-Sep-20
Revenue	$665,089	$693,268
Partners’ share of revenue from consolidated joint ventures (JVs)	(70,539)	(71,467)
BXP’s share of revenue from unconsolidated JVs	31,422	42,910
BXP’s Share of revenue	$625,972	$664,711

Straight-line rent	$13,187	$46,713
Partners’ share of straight-line rent from consolidated JVs	(5,901)	(7,982)
BXP’s share of straight-line rent from unconsolidated JVs	(7,751)	1,747
BXP’s Share of straight-line rent	$(465)	$40,478

Write-offs associated with accrued rent (all of which was included within straight-line rent)	$(26,168)	$(4,098)
Partners’ share of write-offs associated with accrued rent from consolidated JVs (all of which was included within straight-line rent)	46	86
BXP’s share of write-offs associated with accrued rent from unconsolidated JVs (all of which was included within straight-line rent)	(13,619)	(1,919)
BXP’s Share of write-offs associated with accrued rent (all of which was included within straight-line rent)	$(39,741)	$(5,931)

Write-offs associated with accounts receivable (all of which was included within lease revenue)	$(294)	$(3,373)
Partners’ share of write-offs associated with accounts receivable (all of which was included within lease revenue) from consolidated JVs	2	120
BXP’s share of write-offs associated with accounts receivable (all of which was included within lease revenue) from unconsolidated JVs	(41)	(537)
BXP’s Share of write-offs associated with accounts receivable (all of which was included within lease revenue)	$(333)	$(3,790)

Fair value lease revenue [1]	$614	$(662)
Partners’ share of fair value lease revenue from consolidated JVs [1]	311	823
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	673	818
BXP’s Share of fair value lease revenue [2]	$1,598	$979

Lease termination income	$551	$3,406
Partners’ share of termination income from consolidated JVs	(95)	(556)
BXP’s share of termination income from unconsolidated JVs	771	—
BXP’s Share of termination income	$1,227	$2,850

Non-cash termination income adjustment (fair value lease amounts)	$(19)	$1,381
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	8	(553)
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	$—	$—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$(11)	$828

Parking and other revenue	$15,903	$16,327
Partners’ share of parking and other revenue from consolidated JVs	(411)	(414)
BXP’s share of parking and other revenue from unconsolidated JVs	$1,710	$1,678
BXP’s Share of parking and other revenue	$17,202	$17,591

Cash rent abatements and deferrals related to COVID-19	$17,060	$17,127
Partners’ share of cash rent abatements and deferrals related to COVID-19 from consolidated JVs	(1,027)	(808)
BXP’s share of cash rent abatements and deferrals from unconsolidated JVs related to COVID-19	3,118	1,895
BXP’s Share of cash rent abatements and deferrals related to COVID-19	$19,151	$18,214

Hedge amortization	$1,590	$1,590
Partners’ share of hedge amortization from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization from unconsolidated JVs	—	—
BXP’s Share of hedge amortization	$1,446	$1,446

Q4 2020
Reconciliations (continued)

BXP’s Share of select items (continued)

	Three Months Ended
	31-Dec-20	30-Sep-20

Straight-line ground rent expense adjustment	$943	$897
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	273	43
BXP’s Share of straight-line ground rent expense adjustment	$1,216	$940

Depreciation and amortization	$168,013	$166,456
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(15,910)	(15,833)
BXP’s share of depreciation and amortization from unconsolidated JVs	21,168	20,413
BXP’s Share of depreciation and amortization	$173,271	$171,036

Lease transaction costs that qualify as rent inducements [2]	$1,333	$3,966
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	(12)	(873)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	1,259	(128)
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$2,580	$2,965

2nd generation tenant improvements and leasing commissions	$60,390	$67,075
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(856)	(3,438)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	2,067	4,189
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$61,601	$67,826

Maintenance capital expenditures [3]	$27,253	$22,003
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(559)	(459)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	36	178
BXP’s Share of maintenance capital expenditures [3]	$26,730	$21,722

Interest expense	$111,991	$110,993
Partners’ share of interest expense from consolidated JVs	(10,701)	(10,760)
BXP’s share of interest expense from unconsolidated JVs	11,920	11,311
BXP’s Share of interest expense	$113,210	$111,544

Capitalized interest	$12,552	$13,463
Partners’ share of capitalized interest from consolidated JVs	(1,386)	(1,348)
BXP’s share of capitalized interest from unconsolidated JVs	886	1,140
BXP’s Share of capitalized interest	$12,052	$13,255

Amortization of financing costs	$3,551	$3,485
Partners’ share of amortization of financing costs from consolidated JVs	(382)	(382)
BXP’s share of amortization of financing costs from unconsolidated JVs	1,043	720
BXP’s Share of amortization of financing costs	$4,212	$3,823

	Three Months Ended
		31-Dec-19
Revenue		$757,501
Partners’ share of revenue from consolidated joint ventures (JVs)		(75,000)
BXP’s share of revenue from unconsolidated JVs		40,146
BXP’s Share of revenue		$722,647

_____________
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q4 2020
Reconciliations (continued)

for the three months ended December 31, 2020
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$62,671	$87,499	$150,170
Write-offs associated with accounts receivable	—	(3)	(3)
Straight-line rent	10,941	3,491	14,432
Write-offs associated with straight-line rent	—	(103)	(103)
Fair value lease revenue	(899)	109	(790)
Termination income	(19)	229	210
Total lease revenue	72,694	91,222	163,916
Parking and other	—	913	913
Total rental revenue [2]	72,694	92,135	164,829
Expenses
Operating	31,578	35,050	66,628
Net Operating Income (NOI)	41,116	57,085	98,201

Other income (expense)
Interest and other income	2	95	97
Interest expense	(21,394)	(4,770)	(26,164)
Depreciation and amortization expense	(15,532)	(20,704)	(36,236)
General and administrative expense	(2)	(118)	(120)
Total other income (expense)	(36,926)	(25,497)	(62,423)
Net income	$4,190	$31,588	$35,778

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [3]	$15,778	$24,861	$40,639
BXP’s share of NOI (after income allocation to private REIT shareholders)	$25,338	$32,224	$57,562
Unearned portion of capitalized fees [4]	$147	$557	$704

Partners’ share of select items [3]
Partners’ share of write-offs associated with accounts receivable	$—	$1	$1
Partners’ share of write-offs associated with straight-line rent	$—	$46	$46
Partners’ share of parking and other revenue	$—	$411	$411
Partners’ share hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$36	$382
Partners’ share of depreciation and amortization related to capitalized fees	$279	$302	$581
Partners’ share of capitalized interest	$—	$1,386	$1,386
Partners’ share of non-cash termination income adjustment (fair value lease amounts)	$(8)	$—	$(8)
Partners’ share of lease transaction costs that qualify as rent inducements	$—	$(12)	$(12)
Partners’ share of management and other fees	$669	$848	$1,517
Partners’ share of basis differential and other adjustments	$(17)	$(166)	$(183)

Reconciliation of Partners’ share of EBITDAre [3]
Partners’ NCI	$749	$13,231	$13,980
Add:
Partners’ share of interest expense after BXP’s basis differential	8,554	2,147	10,701
Partners’ share of depreciation and amortization expense after BXP’s basis differential	6,474	9,436	15,910
Partners’ share of EBITDAre	$15,777	$24,814	$40,591

Q4 2020
Reconciliations (continued)

for the three months ended December 31, 2020
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [3]	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Rental revenue [2]	$29,078	$41,461	$70,539
Less: Termination income	(8)	103	95
Rental revenue (excluding termination income) [2]	29,086	41,358	70,444
Less: Operating expenses (including partners’ share of management and other fees)	13,300	16,621	29,921
Income allocation to private REIT shareholders	—	(21)	(21)
NOI (excluding termination income and after income allocation to private REIT shareholders)	$15,786	$24,758	$40,544

Rental revenue (excluding termination income) [2]	$29,086	$41,358	$70,444
Less: Straight-line rent	4,376	1,525	5,901
Fair value lease revenue	(360)	49	(311)
Add: Lease transaction costs that qualify as rent inducements	—	12	12
Subtotal	25,070	39,796	64,866
Less: Operating expenses (including partners’ share of management and other fees)	13,300	16,621	29,921
Income allocation to private REIT shareholders	—	(21)	(21)
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$11,770	$23,196	$34,966

Reconciliation of Partners’ share of Revenue [3]
Rental revenue [2]	$29,078	$41,461	$70,539
Add: Development and management services revenue	—	—	—
Revenue	$29,078	$41,461	$70,539

_________
1Lease revenue includes recoveries from tenants and service income from tenants.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3 Amounts represent the partners’ share based on their respective ownership percentage.
4Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.

Q4 2020
Reconciliations (continued)

for the three months ended December 31, 2020
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES1

	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction	Dock 72		Colorado Center		Santa Monica Business Park	The Hub on Causeway	Gateway Commons	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Lease [3]	$4,913	$5,270	$6,088		$1,962	$96		$18,472		$13,616	$6,309	$11,460	$6,170	$74,356
Write-offs associated with accounts receivable	—	—	—		—	—		—		—	(83)	—	—	(83)
Straight-line rent	374	1,442	520		38	3,389		673		1,846	2,868	393	(125)	11,418
Write-offs associated with straight-line rent	—	(27,075)	—		—	(15,190)		—		—	(1,217)	—	—	(43,482)
Fair value lease revenue	—	—	—		—	—		9		824	—	49	—	882
Termination income	—	—	—		—	—		870		—	—	—	—	870
Total lease revenue	5,287	(20,363)	6,608		2,000	(11,705)		20,024		16,286	7,877	11,902	6,045	43,961
Parking and other	209	167	192		—	8		1,238		1,220	10	1	512	3,557
Total rental revenue [4]	5,496	(20,196)	6,800		2,000	(11,697)		21,262		17,506	7,887	11,903	6,557	47,518
Expenses
Operating	2,301	3,227	3,467		706	3,178	[5]	5,443		6,788	4,329	4,593	3,449	37,481
Net operating income	3,195	(23,423)	3,333		1,294	(14,875)		15,819		10,718	3,558	7,310	3,108	10,037

Other income/(expense)
Development and management services revenue	—	(8)	8		14	313		—		—	—	(1)	—	326
Interest and other income	—	—	—		—	—		—		—	1,219	—	7	1,226
Interest expense	(1,094)	(5,161)	(2,044)		(230)	(2,188)		(5,033)		(7,057)	(2,391)	—	(1,483)	(26,681)
Depreciation and amortization expense	(1,173)	(2,849)	(1,553)		(546)	(2,561)		(6,229)		(8,491)	(4,458)	(6,120)	(2,638)	(36,618)
General and administrative expense	(26)	(23)	(1)		—	—		(39)		(20)	(14)	(66)	—	(189)
Gain on sale of real estate	—	—	—		(8)	—		—		—	—	—	25	17
Total other income/(expense)	(2,914)	(8,041)	(3,590)		(836)	(4,776)		(11,301)		(15,568)	(5,644)	(6,187)	(4,089)	(62,946)
Net income/(loss)	$281	$(31,464)	$(257)		$458	$(19,651)		$4,518		$(4,850)	$(2,086)	$1,123	$(981)	$(52,909)

BXP’s economic ownership percentage	50%	20%	50%		50%	50%		50%		55%	50%	55%

BXP’s share of write-offs associated with accounts receivable	$—	$—	$—		$—	$—		$—		$—	$42	$—	$—	$42
BXP’s share of write-offs associated with straight-line rent	$—	$5,415	$—		$—	$7,595		$—		$—	$609	$—	$—	$13,619
BXP’s share of parking and other revenue	$105	$33	$96	[6]	$—	$4		$619		$671	$5	$1	$176	$1,710
BXP’s share of amortization of financing costs	$20	$245	$22	[6]	$14	$7		$13		$72	$193	$—	$457	$1,043
BXP’s share of capitalized interest	$—	$—	$—	[6]	$—	$(4)		$—		$—	$420	$—	$470	$886
BXP’s share of non-cash termination income adjustment (fair value lease amounts)	$—	$—	$—	[6]	$—	$—		$—		$—	$—	$—	$—	$—

Income/(loss) from unconsolidated joint ventures	$98	$(6,279)	$(92)	[6]	$225	$(70,403)		$1,615		$(2,662)	$(1,076)	$(658)	$(468)	$(79,700)
Add:
BXP’s share of interest expense	547	1,032	1,022	[6]	115	1,094		2,517		3,881	1,196	—	516	11,920
BXP’s share of depreciation and amortization expense	627	548	1,149	[6]	277	1,333		4,973	[7]	4,660	2,262	4,409	930	21,168
BXP’s share of impairment loss on investment [8]	—	—	—		—	60,524		—		—	—	—	—	60,524
Less:
BXP’s share of gain on sale of real estate	—	—	—		(4)	—		—		—	—	—	16	12
BXP’s share of EBITDAre	$1,272	$(4,699)	$2,079	[6]	$621	$(7,452)		$9,105		$5,879	$2,382	$3,751	$962	$13,900

Q4 2020
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction	Dock 72	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Gateway Commons	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [4]	$2,748	$(4,039)	$3,400	[6]	$1,000	$(5,849)	$11,846	[7]	$9,628	$3,944	$6,314	$2,265	$31,257
BXP’s share of operating expenses	1,151	645	1,734	[6]	353	1,589	2,722		3,733	2,165	2,526	1,303	17,921
BXP’s share of net operating income/(loss)	1,597	(4,684)	1,666	[6]	647	(7,438)	9,124		5,895	1,779	3,788	962	13,336
Less:
BXP’s share of termination income	—	—	—	[6]	—	—	771		—	—	—	—	771
BXP’s share of net operating income/(loss) (excluding termination income)	1,597	(4,684)	1,666	[6]	647	(7,438)	8,353		5,895	1,779	3,788	962	12,565
Less:
BXP’s share of straight-line rent	187	(5,127)	260	[6]	19	(5,901)	786	[7]	1,015	826	224	(40)	(7,751)
BXP’s share of fair value lease revenue	—	—	—	[6]	—	—	434	[7]	453	—	(214)	—	673
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—	—	[6]	—	273	—		—	—	—	—	273
BXP’s share of lease transaction costs that qualify as rent inducements	102	221	12	[6]	—	—	—		33	—	891	—	1,259
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$1,512	$664	$1,418	[6]	$628	$(1,264)	$7,133	[7]	$4,460	$953	$4,669	$1,002	$21,175

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [5]	$2,748	$(4,039)	$3,400	[6]	$1,000	$(5,849)	$11,846	[7]	$9,628	$3,944	$6,314	$2,265	$31,257
Add:
BXP’s share of development and management services revenue	—	(2)	4	[6]	7	157	—		—	—	(1)	—	165
BXP’s share of revenue	$2,748	$(4,041)	$3,404	[6]	$1,007	$(5,692)	$11,846	[7]	$9,628	$3,944	$6,313	$2,265	$31,422

_____________
1Commencing in March 2020, the COVID-19 pandemic began to negatively impact the United States economy and the Company, and it continues to do so. For additional detail, see page 60.
2 Includes 1001 6th Street (50% ownership), 500 North Capitol Street, N.W. (30% ownership), 7750 Wisconsin Avenue (50% ownership), 1265 Main Street (50% ownership), Wisconsin Place Parking Facility (33% ownership), 3 Hudson Boulevard (25% ownership), 540 Madison Avenue (60% ownership), Platform 16 (55% ownership) and Beach Cities Media Center (50% ownership).
3 Lease revenue includes recoveries from tenants and service income from tenants.
4 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
5 Includes approximately $545 of straight-line ground rent expense.
6 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
7 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.
8 Represents the other-than-temporary decline in the fair values below the carrying values of certain of the Company’s investments in unconsolidated joint ventures.

Q4 2020
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

Three Months Ended
31-Dec-19
Revenue
Lease	$706,349
Parking and other	26,727
Hotel revenue	11,793
Development and management services	10,473
Direct reimbursements of payroll and related costs from management services contracts	2,159
Total revenue	757,501
Expenses
Operating	131,246
Real estate taxes	136,911
Demolition costs	762
Hotel	8,318
General and administrative	32,797
Payroll and related costs from management services contracts	2,159
Transaction costs	569
Depreciation and amortization	169,897
Total expenses	482,659
Other income (expense)
Loss from unconsolidated joint ventures	(936)
Losses on sales of real estate	(57)
Gains from investments in securities	2,177
Interest and other income	4,393
Losses from early extinguishments of debt	(1,530)
Interest expense	(102,880)
Net income	176,009
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(16,338)
Noncontrolling interest - common units of the Operating Partnership	(16,222)
Net income attributable to Boston Properties, Inc.	143,449
Preferred dividends	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$140,824

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.91
Net income attributable to Boston Properties, Inc. per share - diluted	$0.91

Q4 2020
Funds from operations (FFO) [1] - prior year

(unaudited and dollars in thousands, except per share amounts)

Three Months Ended
31-Dec-19
Net income attributable to Boston Properties, Inc. common shareholders	$140,824
Add:
Preferred dividends	2,625
Noncontrolling interest - common units of the Operating Partnership	16,222
Noncontrolling interests in property partnerships	16,338
Net income	176,009
Add:
Depreciation and amortization expense	169,897
Noncontrolling interests in property partnerships' share of depreciation and amortization	(18,116)
BXP's share of depreciation and amortization from unconsolidated joint ventures	14,458
Corporate-related depreciation and amortization	(477)
Less:
Gain on sale of real estate included within income (loss) from unconsolidated joint ventures	(32)
Gains (losses) on sales of real estate	(57)
Noncontrolling interests in property partnerships	16,338
Preferred dividends	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	322,897
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	32,960
FFO attributable to Boston Properties, Inc. common shareholders	$289,937

Boston Properties, Inc.’s percentage share of Basic FFO	89.79%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.21%
Basic FFO per share	$1.87
Weighted average shares outstanding - basic	154,667
Diluted FFO per share	$1.87
Weighted average shares outstanding - diluted	154,992

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q4 2020
Funds available for distributions (FAD) [1] - prior year

(unaudited and in thousands)

Three Months Ended
31-Dec-19
Net income attributable to Boston Properties, Inc. common shareholders	$140,824
Add:
Preferred dividends	2,625
Noncontrolling interest - common units of the Operating Partnership	16,222
Noncontrolling interests in property partnerships	16,338
Net income	176,009
Add:
Depreciation and amortization expense	169,897
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(18,116)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	14,458
Corporate-related depreciation and amortization	(477)
Less:
Gain on sale of real estate included within income (loss) from unconsolidated joint ventures	(32)
Gains (losses) on sales of real estate	(57)
Noncontrolling interests in property partnerships	16,338
Preferred dividends	2,625
Basic FFO	322,897
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,2]	9,403
BXP’s Share of hedge amortization [1]	1,435
Straight-line ground rent expense adjustment [3]	1,056
Stock-based compensation	7,705
Non-real estate depreciation	477
Unearned portion of capitalized fees from consolidated joint ventures	1,300
Less:
BXP’s Share of straight-line rent [1]	43,501
BXP’s Share of fair value lease revenue [1,4]	3,298
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	86,041
BXP’s Share of maintenance capital expenditures [1,5]	25,457
Hotel improvements, equipment upgrades and replacements	148
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	185,828

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	169,334

FAD Payout Ratio1 (B÷A)	91.12%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2023 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.